                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                             School Specialty, Inc.
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                (Name of Registrant as Specified in Its Charter)


--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
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     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                             SCHOOL SPECIALTY, INC.
                            1000 N. BLUEMOUND DRIVE
                           APPLETON, WISCONSIN 54914

                            ------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                AUGUST 29, 2000

To the Stockholders of School Specialty, Inc.:

     The 2000 Annual Meeting of Stockholders of School Specialty, Inc. will be held at the Park Plaza Paper Valley Hotel, 333 West College Avenue, Appleton, Wisconsin, on Tuesday, August 29, 2000 at 10:00 a.m. Central Time for the following purposes:

     (1) To elect two directors to serve until the 2003 Annual Meeting of Stockholders as Class II directors;

     (2) To vote upon a proposal to reincorporate School Specialty in Wisconsin under a Merger Agreement which will merge the current Delaware corporation into a newly formed Wisconsin corporation and wholly owned subsidiary of School Specialty;

     (3) To vote upon a proposal to amend and restate School Specialty's 1998 Stock Incentive Plan;

     (4) To ratify the appointment of PricewaterhouseCoopers LLP as School Specialty's independent auditors for fiscal 2001; and

     (5) To transact such other business as may properly come before the Annual Meeting (and any adjournment thereof), all in accordance with the accompanying Proxy Statement.

     Stockholders of record at the close of business on July 10, 2000 are entitled to receive notice of and to vote at the Annual Meeting.

     All stockholders are cordially invited to attend the Annual Meeting in person. However, whether or not you expect to attend the Annual Meeting in person, you are urged to complete, date and sign the enclosed proxy card and return it as soon as possible in the enclosed envelope which has been provided for your convenience. The prompt return of proxy cards will ensure a quorum. If you send in your proxy card and then decide to attend the Annual Meeting to vote your shares in person, you may still do so. Your proxy is revocable in accordance with the procedures set forth in the Proxy Statement.

                                          By Order of the Board of Directors

                                          Joseph F. Franzoi IV, Secretary

July 24, 2000

                             SCHOOL SPECIALTY, INC.
                            1000 N. BLUEMOUND DRIVE
                           APPLETON, WISCONSIN 54914

                                 JULY 24, 2000

                                PROXY STATEMENT

     Unless the context requires otherwise, all references to "School Specialty," "we" or "our" refers to School Specialty, Inc. and its subsidiaries. Our fiscal year ends on the last Saturday in April in each year. In this proxy statement, we refer to fiscal years by reference to the calendar year in which they end (e.g., the fiscal year ended April 29, 2000 is referred to as "fiscal 2000").

     This Proxy Statement is furnished by the Board of Directors of School Specialty for the solicitation of proxies from the holders of our common stock, $0.001 par value (the "Common Stock"), in connection with the Annual Meeting of Stockholders to be held at the Park Plaza Paper Valley Hotel, 333 West College Avenue, Appleton, Wisconsin, on Tuesday, August 29, 2000 at 10:00 a.m. Central Time, and at any adjournment thereof (the "Annual Meeting"). It is expected that the Notice of Annual Meeting of Stockholders, this Proxy Statement and the enclosed proxy card, together with our Annual Report to Stockholders for fiscal 2000, will be mailed to stockholders starting on or about July 24, 2000.

     Stockholders can ensure that their shares are voted at the Annual Meeting by signing and returning the enclosed proxy card in the envelope provided. The submission of a signed proxy will not affect a stockholder's right to attend the Annual Meeting and vote in person. Stockholders who execute proxies retain the right to revoke them at any time before they are voted by filing with School Specialty's Secretary a written revocation or a proxy bearing a later date. The presence at the Annual Meeting of a stockholder who has signed a proxy does not itself revoke that proxy unless the stockholder attending the Annual Meeting files a written notice of revocation of the proxy with School Specialty's Secretary at any time prior to the voting of the proxy.

     Proxies will be voted as specified by the stockholders. Where specific choices are not indicated, proxies will be voted as follows:

     - FOR the election of each of the individuals nominated to serve as Class II directors,

     - FOR approval of the proposal to change School Specialty's state of incorporation from Delaware to Wisconsin through the merger,

     - FOR approval of the proposal to amend and restate School Specialty's 1998 Stock Incentive Plan,

     - FOR ratification of the appointment of the independent auditors.

     The Board of Directors knows of no other matters to be presented for stockholder action at the Annual Meeting. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote on the same in their discretion.

     The expense of printing and mailing proxy materials, including expenses involved in forwarding materials to beneficial owners of Common Stock held in the name of another person, will be paid by School Specialty. No solicitation, other than by mail, is currently planned, except that officers or employees of School Specialty may solicit the return of proxies from certain stockholders by telephone.

     Only stockholders of record at the close of business on July 10, 2000 (the "Record Date") are entitled to receive notice of and to vote the shares of Common Stock registered in their name at the Annual Meeting. As of the Record Date, we had outstanding 17,464,505 shares of Common Stock. Each share of Common Stock entitles its holder to cast one vote on each matter to be voted upon at the Annual Meeting.

     Under Delaware law and School Specialty's Amended and Restated By-Laws, the presence of a quorum is required to conduct business at the Annual Meeting. A quorum is defined as the presence, either in person or by proxy, of a majority of the total outstanding shares of Common Stock entitled to vote at the Annual Meeting. The shares represented at the Annual Meeting by proxies that are marked, with respect to the election of directors, "withhold authority" or, with respect to any other proposals, "abstain," will be counted as shares present for the purpose of determining whether a quorum is present. Broker non-votes will also be counted as shares present for purposes of determining a quorum.

     With respect to the vote required to approve the various proposals at the Annual Meeting, the following rules apply:

     - The affirmative vote of a plurality of the shares of Common Stock present, either in person or by proxy, at the Annual Meeting and entitled to vote is required for the election of the directors. For this purpose, "plurality" means that the individuals receiving the largest number of votes are elected as directors, up to the maximum number of directors to be chosen at the election. In the election of directors, votes may be cast in favor or withheld. Votes that are withheld and broker non-votes will have no effect on the outcome of the election of directors.

     - The affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the proposal to change School Specialty's state of incorporation from Delaware to Wisconsin. Any shares not voted at the Annual Meeting, whether due to abstentions or broker non-votes, will have the same effect as a vote against the proposal.

     - The affirmative vote of the holders of a majority of the shares of Common Stock present, either in person or by proxy, at the Annual Meeting and entitled to vote is required to approve the proposal to amend and restate School Specialty's 1998 Stock Incentive Plan and to ratify the appointment of the independent auditors. Abstentions will have the same effect as a vote against these proposals, while broker non-votes will have no effect on the approval of these proposals.

         SECURITY OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

     The following table sets forth certain information as of July 10, 2000 regarding the beneficial ownership of shares of Common Stock by (i) each of our directors, (ii) our Chief Executive Officer and the four most highly compensated executive officers other than our Chief Executive Officer (the "Named Officers"), (iii) all of our directors and executive officers as a group and
(iv) each person believed by us to be a beneficial owner of more than 5% of the Common Stock. Except as otherwise indicated, the business address of each of the following is 1000 N. Bluemound Drive, Appleton, Wisconsin 54914.

               NAME AND ADDRESS                   AMOUNT AND NATURE OF          PERCENT OF
             OF BENEFICIAL OWNER                  BENEFICIAL OWNERSHIP    OUTSTANDING SHARES(4)*
             -------------------                  --------------------    ----------------------
Daniel P. Spalding(1).........................           453,357                    2.6%
Peter S. Savitz(1)............................            11,250                      *
Ronald E. Suchodolski(1)......................            50,551                      *
David J. Vander Zanden(1).....................           286,019                    1.6
Richard H. Nagel(1)...........................            50,577                      *
Jonathan J. Ledecky(1)........................           914,079                    5.0
Leo C. McKenna(1).............................            14,739                      *
Rochelle Lamm(1)..............................             8,672                      *
Jerome M. Pool................................             4,000                      *
All executive officers and directors as a
  group
  (17 persons)(1).............................         2,345,970                   12.2
Janus Capital Corporation(2)..................         1,486,515                    8.5%
Janus Venture Fund
Thomas H. Bailey
  100 Fillmore Street
  Denver, Colorado 80206-4923
Dresdner RCM Global Investors LLC(3)
Dresdner RCM Global Investors US Holdings LLC
Dresdner Bank AG..............................         1,333,000                    7.6%
  Four Embarcadero Center
  San Francisco, California 94111

---------------
 *  Less than 1% of the outstanding Common Stock.

(1) Share amounts include options granted under our 1998 Stock Incentive Plan which are currently exercisable, or exercisable within 60 days after the Record Date, in the amount of 306,139 for Mr. Spalding, 11,250 for Mr. Savitz, 50,537 for Mr. Suchodolski, 236,019 for Mr. Vander Zanden, 50,537 for Mr. Nagel, 914,079 for Mr. Ledecky, 8,500 for Mr. McKenna, 8,500 for Ms. Lamm, 3,000 for Mr. Pool and 1,832,840 for all executive officers and directors as a group.

(2) Janus Capital Corporation, Janus Venture Fund and Thomas H. Bailey have jointly filed a Schedule 13G with the SEC reporting that they had, as of December 31, 1999, sole voting and sole dispositive power over 1,486,515 shares of Common Stock (including 958,820 shares beneficially owned by Janus Venture Fund).

(3) Dresdner RCM Global Investors LLC ("Dresdner RCM"), Dredsner RCM Global Investors US Holdings LLC ("Dresdner RCM Global") and Dresdner Bank AG ("Dresdner Bank") have jointly filed a Schedule 13G with the Securities and Exchange Commission (the "SEC") reporting that they had, as of December 31, 1999, sole voting power over 1,068,700 shares of Common Stock and sole dispositive power over 1,014,800 shares of Common Stock. Dresdner Bank's principal business office is located at Jurgen-Ponto-Platz 1, 60301 Frankfurt, Germany. The principal business address of both Dresdner RCM and Dresdner RCM Global is as indicated in the table.

(4) Based on 17,464,505 shares of Common Stock outstanding as of the Record
    Date.

                      PROPOSAL ONE: ELECTION OF DIRECTORS

     School Specialty's directors are divided into three classes, designated as Class I, Class II and Class III, with staggered terms of three years each. The term of office of directors in Class II expires at the Annual Meeting. The Board of Directors proposes that the nominees described below, who are currently serving as Class II directors, be elected as Class II directors for a new term of three years ending at the 2003 Annual Meeting and until their successors are duly elected and qualified.

     The nominees have indicated a willingness to serve as directors, but if either of them should decline or be unable to act as a director, the persons named in the proxy will vote for the election of another person or persons as the Board of Directors recommends.

           NAME AND AGE OF
              DIRECTOR
           ---------------
                                  NOMINEES FOR DIRECTOR -- CLASS II
David J. Vander Zanden...............    Mr. Vander Zanden became the President and Chief Operating
  Age 45                                 Officer of School Specialty in March 1998. From 1992 to
                                         March 1998, he served as President of Ariens Company, a
                                         manufacturer of outdoor lawn and garden equipment. Mr.
                                         Vander Zanden has served as a director of School Specialty since completion of the spin-off from U.S. Office Products in June 1998.
Rochelle Lamm........................    Ms. Lamm has served as a director of School Specialty since
  Age 52                                 the completion of the spin-off from U.S. Office Products in
                                         June 1998. Ms. Lamm is Chairman and Chief Executive Officer
                                         of Precision Marketing Partners, LLC and The Academy of
                                         Financial Services Studies, LLC. Ms. Lamm was associated
                                         with Strong Advisory Services, a division of Strong Capital
                                         Management, Inc., as its President from 1995 to February
                                         1998. Prior to that time, she was President and the Chief
                                         Operating Officer of AAL Capital Management, a mutual fund manager.

                                   CONTINUING DIRECTORS -- CLASS I
                                        (TERM EXPIRING 2002)
Jonathan J. Ledecky..................    Mr. Ledecky has served as a director of School Specialty
  Age 42                                 since June 1998 and as an employee of School Specialty from
                                         June 1998 to June 2000. He founded Building One Services
                                         Corporation (formerly Consolidation Capital Corporation) in
                                         February 1997 and served as its Chairman until March 2000.
                                         Mr. Ledecky founded U.S. Office Products in October 1994,
                                         served as its Chairman of the Board until June 1998 and
                                         served as its Chief Executive Officer until November 1997.
                                         Mr. Ledecky also serves as a director of Aztec Technology
                                         Partners, Inc., UniCapital Corporation and MicroStrategy
                                         Corporation. Mr. Ledecky served from 1989 to 1991 as the
                                         President of The Legacy Fund, Inc., and from 1991 to
                                         September 1994 as President and Chief Executive Officer of
                                         Legacy Dealer Capital Fund, Inc., a wholly-owned subsidiary of Steelcase Inc. Prior to his tenure at The Legacy Fund,
                                         Inc., Mr. Ledecky was a partner at Adler and Company and a
                                         Senior Vice President at Allied Capital Corporation, an
                                         investment management company.

           NAME AND AGE OF
              DIRECTOR
           ---------------
Jerome M. Pool.......................    Mr. Pool was appointed to the Board of Directors of School
  Age 64                                 Specialty in June 1999. Mr. Pool is a self-employed business advisor/consultant to several private companies in Poland,
                                         Hungary and Bulgaria. He retired from Jantzen, Inc., a
                                         manufacturer of apparel, in 1992 having served as Chairman,
                                         President and Chief Executive Officer since 1983. Prior to
                                         1983, Mr. Pool served in various sales and management
                                         positions with Jantzen.

                                  CONTINUING DIRECTORS -- CLASS III
                                        (TERM EXPIRING 2001)
Daniel P. Spalding...................    Mr. Spalding became Chairman of the Board and Chief
  Age 45                                 Executive Officer of School Specialty in February 1998. From
                                         1996 to February 1998, Mr. Spalding served as President of the Educational Supplies and Products Division of U.S.
                                         Office Products. From 1988 to 1996, he served as President,
                                         Chief Executive Officer and a director of School Specialty,
                                         Inc., a Wisconsin corporation ("Old School"), acquired by
                                         U.S. Office Products in July 1996. Prior to 1988, Mr.
                                         Spalding was an officer of JanSport, a manufacturer of
                                         sports apparel and backpacking equipment. Mr. Spalding was a co-founder of JanSport and served as President and Chief
                                         Executive Officer from 1977 to 1984. Mr. Spalding has been a director of the National School Supply and Equipment
                                         Association since 1992 and completed his term as the
                                         association's Chairman in November 1997.
Leo C. McKenna.......................    Mr. McKenna has served as a director of School Specialty
  Age 66                                 since completion of the spin-off from U.S. Office Products in June 1998. Mr. McKenna is a self-employed financial
                                         consultant working with personal asset management, corporate planning, acquisitions, merger studies and negotiations. Mr.
                                         McKenna is currently on the Executive Committee of the
                                         Boston and New York Life Insurance Company, a subsidiary of
                                         Boston Mutual Life Insurance Company. He is a founder and a director of Ledyard National Bank, where he also serves on the Investment Advisory Board and is Chairman of the Trust
                                         Committee. He is a director and member of the John Brown
                                         Cook Foundation and an overseer and Chairman of the Finance
                                         Committee for the Catholic Student Center at Dartmouth
                                         College.

     The Board of Directors has standing Compensation, Executive Performance Compensation and Audit Committees. The Board of Directors does not have a Nominating Committee. The Board of Directors held six meetings in fiscal 2000. Each director attended at least 75% of the meetings of the Board of Directors and meetings of committees on which each served, if any, in fiscal 2000.

     The Compensation Committee is responsible for reviewing and, if appropriate, approving the compensation of our Chief Executive Officer and our President and the recommendations of our Chief Executive Officer and our President concerning the compensation of our other executive officers. The Compensation Committee is also responsible for administering our 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan of our JuneBox.com subsidiary. The members of the Compensation Committee are Mr. Pool (Chairman), Mr. McKenna and Ms. Lamm, none of whom is an employee of School Specialty. Mr. Pool became a member and Chairman of the Compensation Committee upon his appointment as a director on June 1, 1999. The Compensation Committee held two meetings in fiscal 2000.

     The Board of Directors appointed the Executive Performance Compensation Committee as a sub-committee of the Compensation Committee on June 19, 2000 to approve certain matters related to performance-based compensation when required by Section 162(m) of the Internal Revenue Code of 1986, as amended. The members of the Executive Performance Compensation Committee are Mr. Pool and Ms. Lamm.

     The Audit Committee is responsible for reviewing our annual audit and meeting with our independent accountants to review our internal controls and financial management practices. The members of the Audit Committee are Mr. McKenna (Chairman), Ms. Lamm and Mr. Pool. Mr. Pool became a member of the Audit Committee upon his appointment as a director on June 1, 1999. The Audit Committee held four meetings in fiscal 2000.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     On October 1, 1999, we purchased our main office and warehouse facility, a 120,000 square foot building located in Appleton, Wisconsin, from Bluemound Corporation. The purchase price for the facility was $2.6 million, which represented the fair market value of the property as determined by an independent appraisal. Previously, we leased this facility from Bluemound Corporation. The lease provided for annual payments of $196,000 through December 31, 2001. John S. Spalding, a former member of the Board of Directors of the Company's predecessor company and the father of Daniel P. Spalding, holds a one-third stake in Bluemound. Donald Killoren, father of Michael J. Killoren and uncle of Daniel P. Spalding, executive officers of School Specialty, also holds a one-third stake in Bluemound.

     On June 30, 1998, School Specialty entered into a lease with Roger D. Pannier and Pamela S. Pannier for the lease of a 95,000 square foot facility located in Fremont, Nebraska. Roger D. Pannier was an executive officer of School Specialty and was Executive Vice President for Hammond and Stephens through June 20, 2000. This lease expires June 30, 2003 and provides for annual payments of $179,780. This amount is subject to an annual adjustment by the Consumer Price Index.

     On July 1, 1990, Larry Joseph and Peter Savitz Partners, as lessor, entered into a lease with Select Service & Supply Co., Inc. for the leasing of certain improved real property located at One Sportime Way in Norcross, Georgia. Through a Sublease and a series of amendments thereto, on February 1, 1999 Sportime, LLC became the Sub-Lessee of the leased premises. The Sublease arrangement expires in January 2002, but is cancelable prior to that time upon six months' notice, and currently requires an annual rental amount of $331,116. Peter Savitz has an interest in Larry Joseph and Peter Savitz Partners and is also an executive officer of School Specialty.

     Franzoi and Franzoi, S.C. serves as corporate counsel to School Specialty. Joseph F. Franzoi, IV, an executive officer of School Specialty and a part-time employee of JuneBox.com, Inc. since June 2000, is a partner and shareholder of Franzoi and Franzoi, S.C. For fiscal 2000, Franzoi and Franzoi, S.C. received $257,946 in legal fees from School Specialty.

                           PENDING LEGAL PROCEEDINGS

     No director or executive officer of School Specialty is an adverse party or has an interest adverse to School Specialty or its subsidiaries in any material pending legal proceeding.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 requires our directors and officers, among others, to file reports with the Securities and Exchange Commission disclosing their ownership, and changes in their ownership, of stock in School Specialty. Copies of these reports must also be furnished to School Specialty. Based solely on a review of these copies, we believe that during fiscal 2000, all filing requirements were complied with, except that Donald Ray Pate, Jr. filed one report on Form 4 late.

                             EXECUTIVE COMPENSATION

     Summary Compensation Information. The following table sets forth the compensation paid by us for services rendered during fiscal 2000, fiscal 1999 and fiscal 1998 to the Named Officers.

                           SUMMARY COMPENSATION TABLE

                                                                            LONG TERM
                                                                           COMPENSATION
                                                                              AWARDS
                                                                           ------------
                                                   ANNUAL COMPENSATION      SECURITIES
                                                 -----------------------    UNDERLYING       ALL OTHER
      NAME AND PRINCIPAL POSITION         YEAR   SALARY($)   BONUS($)(1)    OPTIONS(#)    COMPENSATION($)
      ---------------------------         ----   ---------   -----------    ----------    ---------------
Daniel P. Spalding.....................   2000   $233,654           --       130,000          $ 2,400(7)
  Chairman of the Board and CEO           1999    225,000           --(6)    332,520            1,072(7)
                                          1998    212,104     $ 34,200            --               --
Peter S. Savitz(2).....................   2000   $205,036     $107,197        10,000          $67,491(8)
  Executive Vice President, Sportime      1999     47,500           --        45,000           17,867(9)
                                          1998         --           --            --               --
Ronald E. Suchodolski(3)...............   2000   $159,679     $103,509        10,000          $ 2,400(7)
  Executive Vice President, Childcraft    1999    146,017      144,853        59,570               --
                                          1998    128,757       62,134            --               --
David J. Vander Zanden(4)..............   2000   $233,654           --       130,000          $ 1,038(7)
  President and Chief Operating Officer   1999    225,000           --(6)    228,519            1,466(7)
                                          1998     25,962           --            --               --
Richard H. Nagel(5)....................   2000   $129,768     $ 77,411        10,000          $ 2,399(7)
  Executive Vice President, Sax Arts      1999    127,166      101,232        59,570            1,108(7)
  and Crafts                              1998    106,346           --            --               --

---------------
(1) Consists of amounts awarded under School Specialty's Executive Incentive
    Plan.

(2) Mr. Savitz was first employed by School Specialty in February 1999.

(3) Mr. Suchodolski was first employed by School Specialty in May 1997.

(4) Mr. Vander Zanden was first employed by School Specialty in March 1998.

(5) Mr. Nagel was first employed by School Specialty in June 1997.

(6) On June 1, 1999, Messrs. Spalding and Vander Zanden were granted options under our 1998 Stock Incentive Plan to purchase 30,000 shares of Common Stock at the market price on the date of grant of $15.00 per share. These options were granted in fiscal 2000 and are reflected in the table as such. Because the option grants reflected, in part, fiscal 1999 performance, Messrs. Spalding and Vander Zanden did not receive a cash bonus for fiscal 1999.

(7) Consists of contributions by School Specialty under our 401(k) plan.

(8) Consists of $62,500 in non-competition payments, $2,367 in contributions by School Specialty under our 401(k) plan and an automobile allowance of $2,624.

(9) Consists of $15,625 in non-competition payments and an automobile allowance of $2,242.

     Option Grants. The following table provides information on options to acquire School Specialty Common Stock granted to the Named Officers during fiscal 2000 under the School Specialty 1998 Stock Incentive Plan.

                     OPTION/SAR GRANTS IN LAST FISCAL YEAR

                                               INDIVIDUAL GRANTS(1)
                              ------------------------------------------------------    POTENTIAL REALIZABLE VALUE AT
                               NUMBER OF       % OF TOTAL                                  ASSUMED ANNUAL RATES OF
                               SECURITIES     OPTIONS/SARS                               STOCK PRICE APPRECIATION FOR
                               UNDERLYING      GRANTED TO     EXERCISE                          OPTION TERM(2)
                              OPTIONS/SARS    EMPLOYEES IN     PRICE      EXPIRATION    ------------------------------
           NAME                GRANTED(#)     FISCAL YEAR      ($/SH)        DATE           5%($)           10%($)
           ----               ------------    ------------    --------    ----------    -------------    -------------
Daniel P. Spalding........       30,000           3.9%         $15.00       6/1/09       $  283,003       $  717,184
                                100,000          13.1%          17.69      3/27/10        1,112,357        2,818,932
Peter S. Savitz...........       10,000           1.3%         $17.69      3/27/10       $  111,236       $  281,893
Ronald E. Suchodolski.....       10,000           1.3%         $17.69      3/27/10       $  111,236       $  281,893
David J. Vander Zanden....       30,000           3.9%         $15.00       6/1/09       $  283,003       $  717,184
                                100,000          13.1%          17.69      3/27/10        1,112,357        2,818,932
Richard H. Nagel..........       10,000           1.3%         $17.69      3/27/10       $  111,236       $  281,893

---------------
(1) The options reflected in the table were granted under our 1998 Stock Incentive Plan and include incentive stock options granted under Section 422 of the Internal Revenue Code and nonstatutory stock options. The exercise price of each option granted was equal to 100% of the fair market value of the Common Stock on the date of grant. The options granted vest in increments of one-fourth of the total grant on the first, second, third and fourth anniversaries of the grant or earlier upon certain specified change of control events.

(2) The dollar amounts under these columns are the results of calculations at assumed annual rates of stock appreciation of 5% and 10%. These assumed rates of growth were selected by the SEC for illustration purposes only. They are not intended to forecast possible future appreciation, if any, of stock prices. No gain to the optionees is possible without an increase in stock prices, which will benefit all stockholders.

     Option Exercises. The following table sets forth certain information regarding options to acquire School Specialty Common Stock held at the end of fiscal 2000 by the Named Officers.

            AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND
                       FISCAL YEAR END OPTION/SAR VALUES

                                                                NUMBER OF SECURITIES
                                                               UNDERLYING UNEXERCISED         VALUE OF UNEXERCISED IN-
                                                                  OPTIONS/SARS AT              THE-MONEY OPTIONS/SARS
                                SHARES                               FY-END(#)                    AT FY-END($)(1)
                              ACQUIRED ON       VALUE       ----------------------------    ----------------------------
           NAME               EXERCISE(#)    REALIZED($)    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
           ----               -----------    -----------    -----------    -------------    -----------    -------------
Daniel P. Spalding........        --             --           298,639         163,881        $842,413        $264,489
Peter S. Savitz...........        --             --            11,250          43,750              --        $  9,375
Ronald E. Suchodolski.....        --             --            50,537          19,033        $142,822        $  9,375
David J. Vander Zanden....        --             --           228,519         130,000        $714,122        $202,500
Richard H. Nagel..........        --             --            50,537          19,033        $142,822        $  9,375

---------------
(1) For valuation purposes, an April 28, 2000 market price of $18.625 was used.

                  DIRECTOR COMPENSATION AND OTHER ARRANGEMENTS

     Outside directors are granted options under our 1998 Stock Incentive Plan to purchase 15,000 shares of Common Stock upon their initial election as members of the Board of Directors and 5,000 shares of Common Stock for each additional year of service. These options are granted at an exercise price equal to the fair market value on the date of grant and have three year vesting schedules. Outside directors are also paid an annual retainer of $20,000 plus $1,000 for each additional special meeting and committee meeting attended and are reimbursed for all out-of-pocket expenses related to their service as directors.

     We entered into an employment agreement with Mr. Ledecky effective as of June 10, 1998 that implemented certain portions of an agreement that Mr. Ledecky had previously entered into with U.S. Office Products (the "Ledecky Services Agreement") and that continued until June 30, 2000. Under the employment agreement, Mr. Ledecky reported to the Board of Directors and senior management of School Specialty. In such capacity, Mr. Ledecky provided high-level acquisition negotiation services and strategic business advice. As an employee, Mr. Ledecky was subject to our generally applicable personnel policies and was eligible for such benefit plans in accordance with their terms. Under the Ledecky Services Agreement, we were required to pay Mr. Ledecky an annual salary of $48,000 through June 30, 2000. As of July 1, 2000, Mr. Ledecky became a non-employee outside director. Because of this change of status, the Board of Directors, upon a recommendation of the Compensation Committee, authorized a grant of options for 15,000 shares to Mr. Ledecky.

     The Ledecky Services Agreement provides for non-competition and non-solicitation restrictions that continue until June 30, 2001. These provisions generally restrict Mr. Ledecky from, among other things, investing in or working for or on behalf of any business selling any products or services (determined as of January 1998) in direct competition with U.S. Office Products, School Specialty or the three other spin-off companies within 100 miles of any location where U.S. Office Products or a spin-off company, as applicable, regularly maintains an office with employees. Mr. Ledecky may serve in a policy making role (but not engage in direct personal competition) with respect to certain specified businesses generally not related to School Specialty's primary business and businesses providing Internet services. The Ledecky Services Agreement prohibits Mr. Ledecky from trying to hire away our managerial employees or from calling upon our customers to solicit or sell products or services in direct competition with us. Mr. Ledecky also may not hire away for Building One Services Corporation any person then or in the preceding one year employed by us.

                    EMPLOYMENT CONTRACTS AND RELATED MATTERS

     We have entered into employment agreements with Daniel P. Spalding, David
J. Vander Zanden, Peter S. Savitz and Richard H. Nagel, each of whom is a Named Officer.

     We entered into an employment agreement with Daniel P. Spalding, Chairman and Chief Executive Officer of School Specialty, on September 3, 1999. The agreement has an initial term of three years, and, at expiration, automatically renews for additional three year terms unless either party gives notice of non-renewal. The agreement provides for an annual base salary of at least $225,000 and participation in a performance-based incentive compensation plan. The agreement contains confidentiality and non-compete provisions for two years following a termination of employment. The agreement provides Mr. Spalding with the right to terminate his employment upon a change of control of School Specialty. If Mr. Spalding's employment is terminated due to his death, upon a change of control, or due to disability, School Specialty is required to pay Mr. Spalding his base salary through the balance of the then effective term of the agreement. In the case of disability, these amounts are reduced by insurance benefits provided by School Specialty.

     We entered into an employment agreement with David J. Vander Zanden, President and Chief Operating Officer of School Specialty, on July 15, 1998. The agreement has an initial term of two years, and, at expiration, automatically renews for additional two year terms unless either party gives notice of non-renewal. The agreement provides for an annual base salary of at least $225,000 and participation in a performance-based incentive compensation plan. The agreement contains confidentiality and non-compete provisions for the period during which he receives severance pay under the terms of the agreement. The agreement provides

Mr. Vander Zanden the right to terminate his employment upon a change of control of School Specialty. In the event Mr. Vander Zanden's employment is terminated due to his death, disability, his breach of or failure to perform under the agreement, or upon a change of control, School Specialty is required to pay to him his base salary for the balance of the then effective term of the agreement. In the case of disability, these amounts are reduced by insurance benefits provided by School Specialty.

     We entered into an employment agreement with Peter S. Savitz, Executive Vice President of Sportime, effective February 1, 1999. The agreement will continue until January 31, 2003. The agreement provides for an annual base salary of at least $190,000 and participation in a performance-based incentive compensation plan. The agreement contains confidentiality and non-compete provisions for two years following termination. In the event Mr. Savitz's employment is terminated for any reason other than death, disability, or cause, he is entitled to his then current base salary for the balance of the term of the agreement. Mr. Savitz is entitled to receive a monthly payment of $4,167 during that portion of the term of his agreement during which he is not receiving other compensation under the agreement.

     Richard H. Nagel, Executive Vice President of Sax Arts and Crafts, entered into a four-year employment contract with Sax Arts and Crafts on June 27, 1997. The agreement provides for an annual base salary of at least $125,000 and participation in a performance-based incentive compensation plan. If Mr. Nagel is terminated without cause, he is entitled to receive his base salary for one year or until the end of the contractual term, whichever period is shorter. Mr. Nagel also entered into a covenant not to compete agreement with Sax Arts and Crafts on June 27, 1997 for which he will receive consideration of $31,250 within ten days of the date of the termination of his employment with Sax Arts and Crafts (other than termination because of death). Pursuant to this agreement, following the termination of his employment for any reason, Mr. Nagel has agreed not to compete with Sax Arts and Crafts for one year.

                         COMPENSATION COMMITTEE REPORT

     The Compensation Committee consists of Mr. Pool (Chairman), Mr. McKenna and Ms. Lamm. The Compensation Committee is responsible for reviewing and, if appropriate, approving the compensation of Mr. Spalding, our Chief Executive Officer, and Mr. Vander Zanden, our President, and the recommendations of Messrs. Spalding and Vander Zanden concerning the compensation levels of our other executive officers. The Compensation Committee also administers our 1998 Stock Incentive Plan and the 2000 Stock Incentive Plan of our JuneBox.com subsidiary, with responsibility for determining the awards to be made under such plans. The Compensation Committee reviews compensation programs for executive officers in June of each year.

     Overview. The compensation structure for our executive officers consists in general of three principal components: base salary, annual cash bonus and periodic grants of stock options. Base salary determinations are an important ingredient in attracting and retaining quality personnel in a competitive market. Base salaries are set at levels based generally on subjective factors, including the individual's level of responsibility, experience and past performance record. In addition, a significant portion of compensation is directly related to and contingent upon our profitability based on objective performance criteria. Accordingly, our executives participate in cash bonus arrangements based on formulas and other criteria tied to the individual's profit center and/or School Specialty as a whole. Finally, to ensure that executive officers hold equity positions in School Specialty, which we think is important, stock options are granted to executives to enable them to hold equity interests at more meaningful levels than they could through alternative methods.

     Base Salary. The base salaries of several of our executives for fiscal 2000, including the base salary of Mr. Spalding prior to September 1999, were established and carried forward in connection with our spin-off from U.S. Office Products in June 1998. Accordingly, the Compensation Committee did not have any input on these salaries. However, the base salaries of Mr. Spalding (since September 1999), Mr. Vander Zanden and several other executive officers were set by employment agreements entered into after the spin-off. Accordingly, the Compensation Committee reviewed and approved the base salaries of Messrs. Spalding (since September 1999) and Vander Zanden and approved the recommendations of Messrs. Spalding and Vander Zanden concerning the base salaries of certain other executive officers, as set forth in their employment agreements. Going forward, executive salaries for officers other than the Chief Executive Officer and the President will be recommended to the Compensation Committee by Messrs. Spalding and Vander Zanden and reviewed and, if appropriate, approved by the Compensation Committee. The salaries of Messrs. Spalding and Vander Zanden will be governed by their employment agreements, with modifications reviewed and approved by the Compensation Committee.

     Cash Bonus. At the time of the spin-off, a performance-based executive incentive compensation plan was established by the Board of Directors, but was not specifically reviewed or approved by the Compensation Committee. For corporate executives, this plan permits such persons to receive up to 100% of their base compensation in cash bonus and is tied to the operating profits of School Specialty as a whole. For divisional executives, the plan permits up to the same level of cash bonus compensation, but is tied primarily to the operating profits of the division in which each such person operates and partially to School Specialty as a whole. While the Compensation Committee did not have any input on the plan when it was initially established, the Committee believes that the plan provides important incentives to executives thereby benefiting not only the executive but School Specialty as well. The Compensation Committee continued the plan in fiscal 2000 with minor modifications and intends to continue the plan in fiscal 2001. No cash bonuses were paid under the plan to corporate executive officers in fiscal 2000. However, cash bonuses were paid to certain divisional executive officers.

     Equity Based Compensation. Our 1998 Stock Incentive Plan was established at the time of the spin-off. Under the plan, the Compensation Committee determines the awards to be made to executive officers and others. With respect to our Chief Executive Officer and our President, the Compensation Committee bases its determination upon long-term incentive goals as well as existing overall compensation. With respect to other executives, the Compensation Committee bases its determinations on recommendations made by management.

     CEO Compensation. Mr. Spalding's base salary is set pursuant to his employment agreement. This agreement was reviewed and approved by the Compensation Committee in September 1999. Before September 1999, Mr. Spalding's base salary was set by a prior employment agreement which had been in place before our spin-off from U.S. Office Products in June 1998 and which, therefore, was not reviewed or approved by the Compensation Committee. Mr. Spalding's current employment agreement contains a bonus provision which was not implemented in fiscal 2000. During fiscal 2000, the Compensation Committee determined to issue to Mr. Spalding two stock option grants under the 1998 Stock Incentive Plan. One such grant was made in June 1999, in part, for fiscal 1999 performance and the other was made in March 2000. The Committee believes Mr. Spalding's compensation is appropriate given School Specialty's size and financial performance.

     Section 162(m) of the Internal Revenue Code of 1986, as amended, generally disallows a tax deduction to public corporations for compensation over $1.0 million for any fiscal year paid to the corporation's chief executive officer and four other most highly compensated executive officers as of the end of any fiscal year. However, Section 162(m) also provides that qualifying performance-based compensation will not be subject to the deduction limit if certain requirements are met. In making compensation decisions, it is the Compensation Committee's current intention to recommend plans and awards which will meet the requirements for deductibility for tax purposes under Section 162(m) and has recently established the Executive Performance Compensation Committee, consisting of Mr. Pool and Ms. Lamm, to assist in that regard. Because of uncertainties as to the application and interpretation of Section 162(m), no assurance can be given that the compensation paid to our most highly compensated officers will be deductible for federal income tax purposes, notwithstanding School Specialty's efforts to satisfy such section. In addition, School Specialty may pay compensation that does not satisfy these requirements for deduction if it is deemed advisable for business reasons.

     THE COMPENSATION COMMITTEE:         THE EXECUTIVE PERFORMANCE COMPENSATION COMMITTEE:
      Jerome M. Pool (Chairman)                           Jerome M. Pool
           Leo C. McKenna                                  Rochelle Lamm
            Rochelle Lamm

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     With the exception of Leo C. McKenna, no member of the Compensation Committee has ever been an officer of our company or any of our subsidiaries and none of our executive officers has served on the compensation committee or the board of directors of any company of which any of our directors is an executive officer. Mr. McKenna is a former officer and director of Old School.

                               PERFORMANCE GRAPH

     The following graph compares the total stockholder return on our Common Stock since our initial public offering on June 9, 1998 with that of the Russell 2000 Stock Market Index and a peer group index constructed by us. The issuers included in the peer group index are: Advantage Learning Systems, Inc. (ALSI), American Educational Products, Inc. (AMEP), Nobel Learning Communities, Inc.
(NLCI), National Computer Systems, Inc. (NLCS) and Scholastic Corporation
(SCHL). The total return calculations set forth below assume $100 invested on June 9, 1998, with reinvestment of any dividends into additional shares of the same class of securities at the frequency with which dividends were paid on such securities through April 29, 2000. The stock price performance shown in the graph below should not be considered indicative of potential future stock price performance.
[PERFORMANCE GRAPH]

                                                    SCHOOL SPECIALTY               PEER GROUP                 RUSSELL 2000
                                                    ----------------               ----------                 ------------
                                                         100.00                      100.00                      100.00
                                                         125.81                      133.29                       94.52
                                                         120.16                      152.52                      110.84

-----------------------------------------------------------------------------------------------------------
                                                           JUNE 9, 1998    APRIL 24, 1999   APRIL 29, 2000
                                                           ------------    --------------   --------------
-----------------------------------------------------------------------------------------------------------
 School Specialty, Inc.                                      $100.00          $125.81          $120.16
-----------------------------------------------------------------------------------------------------------
 Russell 2000 Index                                          $100.00          $ 94.52          $110.84
-----------------------------------------------------------------------------------------------------------
 Peer Group                                                  $100.00          $133.29          $152.52
-----------------------------------------------------------------------------------------------------------

              PROPOSAL TWO: PROPOSED REINCORPORATION IN WISCONSIN

GENERAL

     The Board of Directors has approved a plan to reincorporate School Specialty in Wisconsin, subject to stockholder approval. The material terms of the proposed reincorporation can be summarized as follows:

     - The reincorporation involves changing School Specialty's state of incorporation from Delaware to Wisconsin through a merger of School Specialty into a newly-formed Wisconsin subsidiary pursuant to an Agreement and Plan of Merger (the "Merger Agreement"), a copy of which is attached hereto as Appendix A.

     - Following the reincorporation, the surviving Wisconsin corporation will continue to be named "School Specialty, Inc."

     - The reincorporation will not involve any change in the business, management, benefit plans, assets, liabilities or net worth of School Specialty.

     - The corporate headquarters of School Specialty will remain in Wisconsin.

     - Stockholders of School Specialty will automatically become shareholders of the Wisconsin corporation on a share-for-share basis, and the Wisconsin corporation's shares will continue to be listed on the Nasdaq National Market under the same symbol (SCHS).

     - Stockholders will not have to exchange their stock certificates. The current certificates will represent stock in the Wisconsin corporation following the merger.

     Under the Delaware General Corporation Law ("DGCL"), the affirmative vote of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is required to approve the Merger Agreement and the resulting reincorporation. The Board of Directors recommends a vote FOR approval of the Merger Agreement and the reincorporation. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted in favor of the Merger Agreement and the reincorporation.

PRINCIPAL REASONS FOR CHANGING THE STATE OF INCORPORATION

     The primary reason for the proposed change in the state of incorporation is to achieve cost savings. Under the DGCL, corporations are required to pay an annual franchise tax to the State of Delaware, which is $150,000 annually for School Specialty. Wisconsin corporations pay a one-time filing fee of $10,000 and a nominal fee of $25 annually.

     An additional reason for the proposed change in the state of incorporation is to conform School Specialty's legal residence to its principal place of business. School Specialty believes that having its legal residence in Wisconsin would enable it to have a more significant voice in the legislative process with respect to the corporate laws directly affecting it. This opportunity can be an important one, as corporations are substantially affected by changes in the legal and financial environment in which they operate, and by the variety of legislative and other governmental actions that may be taken in response to such changes.

     Finally, the Board of Directors believes that, because the Wisconsin Business Corporation Law ("WBCL") offers corporate law advantages comparable to those that the DGCL offers, the extra tax burden that results from maintaining a Delaware domicile is unwarranted.

TERMS AND EFFECT OF THE MERGER AND REINCORPORATION

     In February 2000, the Board of Directors approved the Merger Agreement and the resulting reincorporation. If approved by stockholders, the reincorporation will be accomplished by merging School Specialty into its recently incorporated Wisconsin subsidiary, New School, Inc. ("New School"), with New School as the surviving corporation. The surviving Wisconsin corporation will continue to be named "School Specialty, Inc."

     The reincorporation will not result in any change in the business, management, benefit plans, assets, liabilities or net worth of School Specialty, and School Specialty's current corporate headquarters will remain in Wisconsin. All of the assets, liabilities, subsidiaries (other than New School) and other properties of School Specialty, will, pursuant to the Merger Agreement, become the assets, liabilities, subsidiaries and other properties of New School to the full extent provided by law. The directors and officers of School Specialty will hold the same positions with New School. New School's authorized capital stock will be identical to School Specialty with 151 million authorized shares consisting of 150 million authorized Common Shares and one million authorized Preferred Shares.

     At the effective time of the reincorporation, which is expected to occur starting after the Annual Meeting, each outstanding share of Common Stock of School Specialty will be converted automatically into one share of New School stock. As a result, stockholders will continue to own the same pro rata interest in New School after the merger as they did in School Specialty before the merger. Stockholders of School Specialty do not need to exchange their existing share certificates for share certificates of New School Stock and outstanding certificates of School Specialty should not be destroyed or sent to School Specialty. Outstanding stock options will be automatically converted into identical options of New School. School Specialty's Stock will continue to be listed on the Nasdaq National Market under the same symbol (SCHS).

     It is expected that, following stockholder approval, the reincorporation will be consummated as soon as practicable by the filing of a Certificate of Merger with the Delaware Secretary of State and filing of Articles of Merger with the Wisconsin Department of Financial Institutions. No other federal or state regulatory approval is required in order to consummate the reincorporation.

     The Board of Directors of School Specialty may amend, modify and supplement the Merger Agreement before or after stockholder approval; provided, however, that no such amendment, modification or supplement may be made or become effective after stockholder approval which, in the judgment of the Board of Directors, would have a materially adverse effect upon the rights of School Specialty's stockholders in any manner not permitted under applicable law. The Merger Agreement may be terminated and the reincorporation may be abandoned, notwithstanding stockholder approval, by the Board of Directors of School Specialty at any time before consummation of the reincorporation in the unlikely event that the Board should determine that in its judgment, the reincorporation is no longer in the best interests of School Specialty and its stockholders.

COMPARISON OF MATERIAL DIFFERENCES BETWEEN THE DGCL AND THE WBCL

     If the reincorporation is approved, a shareholder's rights will be governed by the WBCL and School Specialty's Wisconsin Articles of Incorporation and By-Laws ("Wisconsin Articles" and "Wisconsin By-Laws"). Currently, stockholder rights are governed by School Specialty's Delaware Restated Certificate of Incorporation and Amended and Restated By-Laws ("Delaware Articles" and "Delaware By-Laws"). The Wisconsin Articles are attached as Appendix B to this Proxy Statement. Copies of School Specialty's Delaware Articles and By-Laws and Wisconsin By-Laws may be obtained at no cost by writing to Ms. Karen A. Riching, Assistant Secretary, School Specialty, Inc., 1000 N. Bluemound Drive, Appleton, Wisconsin 54914, or by calling (920) 734-2756.

     The WBCL and DGCL differ in some ways. Although it is impractical to note all of the differences between the DGCL and WBCL, summarized below are certain material differences between the DGCL as it currently applies to School Specialty and the WBCL as it will apply to School Specialty after the reincorporation.

     Potential Statutory Shareholder Liability for Debts to Employees. The WBCL provides that shareholders of Wisconsin corporations are personally liable, up to the par value of the shares ($0.001 per share in the case of the New School stock), for all debts owed by the corporation to employees for services performed, but not exceeding six months' service in any one case. While the WBCL specifies that such liability is limited to the par value of the shares, "par value" has been interpreted by a Wisconsin trial court to mean the consideration paid to the corporation for its shares. This decision was affirmed by a split decision of the Wisconsin Supreme Court. Although there is no similar provision under Delaware law, Wisconsin courts have applied this rule to foreign corporations with a principal place of business in Wisconsin. As a result, this provision may already be applicable to School Specialty.

     Corporate Franchise Tax. Under Delaware law, corporations are assessed an annual franchise tax, which for School Specialty in 1999 amounted to the maximum of $150,000. Wisconsin has no comparable annual tax for domestic corporations. Since School Specialty is headquartered in Wisconsin and has substantial operations in Wisconsin, changing the state of incorporation is expected to have no effect on its income and other corporate taxes, other than relieving School Specialty of any liability for Delaware franchise taxes.

     Special Meetings of Shareholders. Under Delaware law, special meetings of stockholders may be called by the board of directors or by such persons as may be authorized by the certificate of incorporation or by-laws. The Delaware Articles provide that special meetings of stockholders may be called by the Chairman of the Board, the Chief Executive Officer, the Board of Directors or the holders of at least 33 1/3% of Common Stock. Under Wisconsin law, special meetings of shareholders may be called by the Board of Directors or by any person authorized by the articles of incorporation or by-laws to call a special meeting, and must be called upon written demand of at least 10% of the total outstanding voting shares. The Wisconsin Articles and By-Laws are the same as the Delaware Articles, except that the Wisconsin 10% threshold is used.

     Inspection of Corporate Records. The DGCL permits any record stockholder to inspect corporate records for a proper purpose and to inspect a stockholder list at least 10 days before a stockholders' meeting. Under the WBCL, in order to inspect and copy corporate records, including the shareholder list, a shareholder must make a demand five days in advance, have a proper purpose, have owned shares for at least six months or own at least 5% of the Corporation's outstanding stock. Under the WBCL, any shareholder may inspect the shareholder list from two business days after notice of the meeting is given until conclusion of the meeting.

     Dividends. Under the DGCL, a corporation may pay dividends out of its surplus or, if none, any net profits for the current and preceding fiscal year provided that no payment may reduce capital below the amount of capital represented by any shares with a preference upon the distribution of assets. Under the WBCL, a corporation may pay dividends if its board of directors determines that the corporation will be able to pay its debts in the ordinary course of business as they became due and that the total assets of the corporation after the dividend would not be less than the sum of the corporation's liabilities, plus the amount that would be needed, if the corporation were to be dissolved at the time of the distribution, to satisfy the preferential rights upon dissolution of shareholders whose preferential rights are superior to those receiving the distribution. Historically School Specialty has retained earnings to finance the growth and expansion of the business and, accordingly, does not expect to pay cash dividends for the foreseeable future.

     Dissenters' Rights. Under the DGCL, stockholders are entitled to dissent from certain corporate transactions requiring a stockholder vote by demanding payment in cash for the fair value of their shares. The transactions which trigger dissenters' rights are mergers and consolidations, unless the shares are listed on a national securities exchange or designated as a national market security on an interdealer quotation system by the National Association of Securities Dealers, Inc. or held of record by more than 2000 holders. However, dissenters' rights will still apply if the holders of shares are required to accept anything other than shares of stock of the surviving public or private corporation, shares of stock of another public or widely held corporation, cash in lieu of fractional shares or any combination of these types of consideration.

     Under the WBCL, dissenters' rights apply to mergers, share exchanges or sales of all or substantially all of the assets of a Wisconsin corporation. Except for business combinations with a 10% or greater shareholder, or unless the articles of incorporation provide otherwise, dissenters' rights are not available to holders if on the record date for a proposed transaction the shares are registered on a national securities exchange or quoted on the National Association of Securities Dealers, Inc. automated quotations system. Since School Specialty's Common Stock will continue to be listed on the Nasdaq National Market, shareholders of New School are not expected to be entitled to dissenters' rights for any future merger, share exchange or sale of all or substantially all of the assets of New School which might occur following the reincorporation.

     Director and Officer Discretion. Under the WBCL, in discharging fiduciary duties to the corporation, a director or officer may, in addition to considering the effects of any action on shareholders, consider the effects of the action on employees, suppliers, customers, the communities in which the corporation operates and any other factors that the director or officer considers pertinent. The DGCL does not contain a comparable provision and under Delaware law, the consideration that may be given to non-stockholder constituencies is less clear.

     Indemnification. Under the DGCL, indemnification of directors and officers is permitted. The Delaware Articles and By-Laws, however, mandate indemnification of directors and officers to the fullest extent permitted under the DGCL and allow for indemnification of employees and agents in certain circumstances. Unless the Board of Directors determines otherwise in a specific case, expenses incurred by a director or officer in defending an action must be paid by School Specialty in advance of the final disposition of the action upon receipt of an undertaking by such person to repay such amount if it is ultimately determined that he or she is not entitled to be indemnified. Under the Delaware Articles, the indemnification provisions cannot be amended without an affirmative vote of 66 2/3 of the outstanding shares of School Specialty's Common Stock.

     Under the WBCL, indemnification is mandatory unless limited by the articles of incorporation. The Wisconsin By-Laws provide for indemnification of directors, officers, designated employees and designated agents to the fullest extent permitted under the WBCL. The Wisconsin By-Laws provide that upon the written request of a director, officer, designated employee or designated agent who is a party to an action, the corporation must pay or reimburse such person's expenses as incurred if such person provides a written affirmation of his or her good faith belief that he or she is entitled to indemnification and a written undertaking to repay all amounts advanced if it is ultimately determined that indemnification is prohibited.

     By-Laws. Under the DGCL, the corporation's by-laws may be amended by the stockholders and, if authorized in the certificate of incorporation, by the board of directors. The Delaware Articles and By-Laws authorize the Board of Directors to amend By-Laws by a majority vote. In addition, the Delaware Articles and By-Laws provide that the By-Laws may be altered, amended and repealed by the holders of at least 66 2/3% of the voting stock of the corporation. Under the WBCL, the board of directors may amend by-laws, unless the articles of incorporation or the WBCL reserve the power to the shareholders or the shareholders, in adopting, amending or repealing a particular by-law, expressly provide that the board of directors may not amend, repeal or readopt that by-law. The WBCL also provides that a corporation's shareholders may also amend or repeal the corporation's by-laws. The Wisconsin Articles and By-Laws substantially mirror the Delaware Articles and By-Laws (including the 66 2/3 shareholder vote requirement for amendments), except to the extent necessary to comply with the WBCL.

     Under both the DGCL and the WBCL, a corporation has the authority to adopt emergency by-laws which become operative only in an emergency. The emergency by-laws may contain any provisions necessary for the operation of the corporation during the emergency, including provisions that permit the convening of emergency meetings of the board of directors, the establishment of a quorum of directors in attendance at such an emergency meeting and the designation of additional or substitute directors. While the Delaware Articles and By-Laws do not contain emergency by-law provisions, the Wisconsin By-Laws do.

     Anti-Takeover Statutes. Section 203 of the DGCL (the "Delaware Business Combination Statute") prevents a corporation from entering into certain business combinations (including sale of assets, mergers and related party transactions) with an "interested stockholder" (generally a person holding 15% or more of the corporation's voting stock) for three years following the date such person became an interested stockholder. A corporation may opt out of the Delaware Business Combination Statute in the Certificate of Incorporation and it will not apply to transactions if:

     - Before a person became an interested stockholder, the board of directors approved the transaction which caused the person to become an interested stockholder or approved the business combination,

     - Upon consummation of the transaction which resulted in the interested stockholder becoming an interested stockholder, the interested stockholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding stock held by directors who are also officers of the corporation and certain employee stock ownership plans), or

     - Following the transaction in which such person became an interested stockholder, the business combination is approved by the board of directors of the corporation and authorized at a meeting of stockholders by the affirmative vote of the holders of two-thirds of the outstanding voting stock of the corporation not owned by the interested stockholder.

     The Delaware Business Combination Statute currently applies to School Specialty.

     Sections 180.1141 to 180.1144 of the WBCL (the "Wisconsin Business Combination Statute") prohibit a Wisconsin corporation from engaging in a "business combination" with an "interested stockholder" for a period of three years after the date of the transaction in which the person became an interested stockholder, unless the board of directors approved the business combination or the transaction in which the person became an interested stockholder in advance. Under certain circumstances, a Wisconsin corporation may engage in a business combination with an interested stockholder more than three years after the stock acquisition date. For purposes of the Wisconsin Business Combination Statutes, a "business combination" includes a merger or share exchange, or a sale, lease, exchange or other disposition of assets equal to at least 5% of the market value of the stock or assets of the corporation or 10% of its earning power or income, or the issuance of stock or rights to purchase stock with a market value equal to at least 5% of the outstanding stock, the adoption of a plan of liquidation or dissolution, and certain other transactions involving an interested stockholder. An "interested stockholder" is a person who beneficially owns 10% of the voting power of the outstanding voting stock of the corporation or who is an affiliate or associate of the corporation and beneficially owned 10% of the voting power of the then outstanding voting stock within the last three years. Unlike the Delaware Business Combination Statute, the Wisconsin Business Combination Statute's prohibition on business combinations applies for three years after the acquisition of at least 10% of the outstanding shares regardless of the percentage of shares owned by the interested shareholder and cannot be avoided during such period by subsequent action of the board of directors or shareholders. In addition, the Wisconsin Business Combination Statute is triggered by a lower threshold of outstanding shares (10% rather than 15%).

     Sections 180.1130 to 180.1133 of the WBCL (the "Wisconsin Fair Price Statute") require that business combinations involving a "significant shareholder" and a Wisconsin corporation must be approved by a supermajority vote of shareholders, in addition to any approval otherwise required, unless certain fair price standards have been met. For purposes of the Wisconsin Fair Price Statute, a "significant shareholder" is a person who beneficially owns, directly or indirectly, 10% or more of the voting stock of the corporation, or an affiliate of the corporation which beneficially owned, directly or indirectly, 10% or more of the voting stock of the corporation within the last two years. The Wisconsin Fair Price Statute may discourage any attempt by a shareholder to squeeze out other shareholders without offering a fair purchase price. Delaware does not have a similar statute.

     Subject to certain exceptions, Section 180.1150 of the WBCL limits the voting power of shares of a Wisconsin corporation held by any person or persons acting as a group, including shares issuable upon the exercise of options, in excess of 20% of the voting power in the election of directors, to 10% of the full voting power of those excess shares. This may deter any shareholder from acquiring in excess of 10% of our outstanding voting stock. Delaware does not have a similar statute.

     Section 180.1134 of the WBCL (the "Wisconsin Defensive Action Restrictions") provides that, in addition to the vote otherwise required by law or the articles of incorporation, a Wisconsin corporation must receive approval of the holders of a majority of the shares entitled to vote before the corporation can take certain action while a takeover offer is being made or after a takeover offer has been publicly announced and before it is concluded. Under the Wisconsin Defensive Action Restrictions, shareholder approval is required for the corporation to acquire more than 5% of the outstanding voting shares at a price above the market price from any individual who or organization which owns more than 3% of the outstanding voting shares and has held those shares for less than two years, unless a similar offer is made to acquire all voting shares. This restriction may deter a shareholder from acquiring shares of New School's Common Stock if the shareholder's goal is to have New School repurchase the shareholder's shares at a premium over the market price. Shareholder approval is also required under the Wisconsin Defensive Action Restrictions for the corporation to sell or option assets of the corporation which amount to at least 10% of the market value of the corporation, unless the corporation has at least three independent directors and a majority of the independent directors vote not to be governed by this restriction. School Specialty currently has three independent directors, as will New School after the reincorporation. Delaware does not have a similar statute.

ACCOUNTING TREATMENT OF THE MERGER AND REINCORPORATION

     Under generally accepted accounting principles, the merger and the reincorporation will not result in any gain or loss to School Specialty or New School. The assets, liabilities and stockholders' equity of School Specialty will become the assets, liabilities and shareholders' equity of New School, without any changes in amounts or classifications.

FEDERAL INCOME TAX CONSEQUENCES OF THE MERGER AND REINCORPORATION

     This is a summary of certain federal income tax considerations relevant to holders of School Specialty Common Stock. This summary is based upon the Internal Revenue Code of 1986, as amended (the "Code"), Treasury Regulations, Internal Revenue Service rulings and judicial decisions now in effect, all of which are subject to change. This summary assumes the Common Stock is held as a capital asset within the meaning of Section 1221 of the Code. It does not purport to deal with all aspects of federal income taxation that may be relevant to a holder. Also, it is not intended to be wholly applicable to all categories of holders, such as foreign corporations and individuals who are citizens or residents of the United States, some of which may be subject to special rules or tax regimes. This summary also does not discuss the tax consequences arising under the laws of any state, local or foreign jurisdiction. EACH STOCKHOLDER IS ADVISED TO CONSULT HIS OR HER PERSONAL ATTORNEY OR TAX ADVISOR AS TO THE FEDERAL, STATE OR LOCAL TAX CONSEQUENCES OF THE PROPOSED REINCORPORATION AND THE REPORTING THEREOF IN VIEW OF THE STOCKHOLDER'S INDIVIDUAL CIRCUMSTANCES.

     The merger and reincorporation will constitute a reorganization within the meaning of Section 368(a) of the Code. Accordingly, for federal income tax purposes, no gain or loss will be recognized by a holder of School Specialty Common Stock upon the automatic conversion of School Specialty Common Stock into New School Stock in the merger. Each holder whose shares are converted from School Specialty Common Stock into New School Stock will have the same basis in his or her New School Stock as he or she had in his or her School Specialty Common Stock, and his or her holding period of New School Stock will include the period during which he or she held the corresponding shares of the School Specialty Common Stock. No gain or loss will be recognized by School Specialty or New School as a result of the reincorporation.

                 PROPOSAL THREE: PROPOSAL TO AMEND AND RESTATE
                           1998 STOCK INCENTIVE PLAN

GENERAL

     The Board of Directors adopted School Specialty's 1998 Stock Incentive Plan (the "Plan") on June 5, 1998. The Plan provides that the maximum number of shares issuable under the Plan will not exceed 20% of the outstanding shares of School Specialty Common Stock. However, to comply with the Code, the Plan provides that the number of shares which may cumulatively be available for issuance upon the exercise of incentive stock options, or ISOs, within the meaning of Section 422 of the Code, may not exceed 600,000 shares. Because the use of ISOs is an important factor in attracting and retaining qualified employees, the Board of Directors amended and restated the Plan (the "Restated Plan"), subject to stockholder approval, to increase the ISO issuance limit by 2,887,600 shares, to 3,487,600. The Board of Directors also made certain ministerial changes in connection with this amendment. THE INCREASE IN THE ISO ISSUANCE LIMIT WILL NOT INCREASE THE TOTAL NUMBER OF SHARES AVAILABLE FOR ISSUANCE UNDER THE PLAN.

     Stockholders are requested to approve the Restated Plan in the form attached to this proxy as Appendix C. The Restated Plan is being submitted to stockholders for approval in order to meet the requirements of Section 162(m) of the Code, which governs the deductibility of compensation paid to certain executive officers and Section 422 of the Code, which requires stockholder approval of a plan pursuant to which ISOs are to be granted. If the stockholders fail to approve this Proposal, we will not increase the number of ISOs and grants to 162(m) officers will be subject to the 162(m) deductibility limitations.

     The affirmative vote of a majority of the shares of Common Stock present, either in person or by proxy and entitled to vote, is required to approve the proposal to amend and restate School Specialty's 1998 Stock Incentive Plan. The Board of Directors recommends a vote FOR approval of the Restated Plan. Proxies solicited by the Board of Directors will, unless otherwise directed, be voted in favor of the proposal to amend and restate the Plan.

PURPOSE

     The purpose of the Restated Plan is to promote our long-term growth and profitability. The Restated Plan does this by providing key personnel with incentives to improve stockholder value and contribute to our growth and financial success, and by enabling us to recruit, reward and retain employees, consultants, officers and non-employee directors.

ELIGIBILITY

     All employees, consultants, advisors and independent contractors of School Specialty and its subsidiaries, as well as non-employee directors and officers of School Specialty, are eligible to receive awards under the Restated Plan. As of April 29, 2000, School Specialty and its subsidiaries had approximately 2,200 employees, one non-employee officer and three non-employee directors. As of July 1, 2000, Mr. Ledecky became a non-employee director. The Plan also permits grants to consultants, advisors and independent contractors. Currently, one consultant is a participant in the Plan.

ADMINISTRATION

     The Restated Plan is administered by the Compensation Committee of the Board of Directors (the "Committee"). The Committee, in its sole discretion, determines which individuals may participate in the Restated Plan and the prices (which may not be less than the fair market value on the date of award), vesting schedules, expiration dates and other material conditions under which the awards may be granted.

     In addition, when required under the Code, the Executive Performance Compensation Committee will also approve awards under the Restated Plan.

AWARDS

     The Restated Plan authorizes the Committee to make awards of stock options ("Options") or direct grants of restricted stock ("Stock Grants" and, together with the Options, "Awards") to eligible individuals. The terms and conditions of Awards granted under the Restated Plan are set out from time to time in an agreement between School Specialty and the individuals receiving such Awards. School Specialty may grant nonqualified stock options ("NQSOs") to any eligible person; however, only employees of School Specialty and its subsidiaries may receive ISOs within the meaning of Section 422 of the Code. Options will vest and become exercisable within such period or periods (not to exceed 10 years) as determined by the Committee and set forth in the participant's Option agreement. Awards may be exercised by delivery of notice of exercise to School Specialty accompanied by full payment of the exercise price.

AWARDS GRANTED

     The Awards that will be granted in the future under the Restated Plan are not currently determinable. During fiscal 2000, under the Plan, School Specialty granted the following:

     - options to purchase 457,000 shares at exercise prices ranging from $12.81 to $17.69 per share to all current executive officers, as a group;

     - options to purchase 25,000 shares at exercise price of $15.00 per share to current directors who are not officers; and

     - options to purchase 320,500 shares at exercise prices ranging from $12.00 to $18.00 per share to all other persons eligible to participate in the Plan, as a group.

     For information regarding stock option grants to the Named Officers, see "Executive Compensation -- Option/SAR Grants in Last Fiscal Year."

ADJUSTMENTS

     The Restated Plan and any outstanding Awards shall be subject to adjustment, as determined by the Committee, in the event of certain changes due to recapitalization, reclassification, stock splits or other increase or decrease. In the event of such changes, the Committee may make a proportionate adjustment in the number of shares of Common Stock underlying each Award.

     In the event of a sale, reorganization, consolidation or merger of School Specialty or other Substantial Corporate Change (as defined in the Restated
Plan), the Restated Plan and any unexercised Awards will terminate unless written provision is made for the assumption or continuation of outstanding Awards. All Awards shall become immediately exercisable with respect to 100 percent of the shares subject to such Award, unless the Committee determines otherwise.

AMENDMENT AND TERMINATION

     The Board may from time to time, to the extent permitted by applicable law, amend, suspend or terminate the Restated Plan without the consent of participants. However, the Board may not make an amendment that has a material adverse effect on outstanding Awards without the consent of the affected participants. In addition, the Board may not amend the Restated Plan so as to deprive any participant of a previously granted Award.

SHARES SUBJECT TO THE RESTATED PLAN

     The aggregate number of shares of Common Stock that may be issued under the Awards (whether ISOs, NQSOs or Stock Grants) may not exceed 20% of School Specialty's shares of Common Stock outstanding. As noted above, the Restated Plan increased the maximum number of shares that may be subject to ISOs from 600,000 to 3,487,600. The maximum number of shares that may be issued with respect to awards granted under the Restated Plan to any one person in a calendar year may not exceed 1.2 million shares. On the Record Date, the closing price of School Specialty's Common Stock was $16.75 per share.

FEDERAL INCOME TAX CONSEQUENCES

     Our counsel has advised us that the federal income tax consequences of NQSOs, ISOs and restricted stock granted under the Restated Plan are generally as follows:

     NQSOs. The grant of a NQSO will have no federal income tax consequences to School Specialty or to a participant. A participant will recognize taxable ordinary income at the time of exercise of the option in an amount equal to the excess of the fair market value of the stock acquired at the time of exercise over the option price, and School Specialty will ordinarily be entitled to a deduction for such amount.

     The holder of stock acquired upon exercise of a NQSO will, upon a subsequent disposition of such stock, generally recognize a short-term or long-term capital gain or loss, depending upon the holding period of the stock, equal to the difference between the amount realized on the sale and the basis in such stock (the sum of the option price and the amount taxed as ordinary income at the time of exercise).

     ISOs. Neither the grant nor exercise of an ISO will generally have any federal income tax consequences for a participant. The amount by which the fair market value of the stock acquired upon the exercise of any ISO exceeds the option price as of the date of exercise, however, is an item of "tax preference" for purposes of computing the alternative minimum tax on individuals. If a participant has held the stock acquired on the exercise of an ISO for at least two years from the date of the grant of the option and at least one year from the date of exercise, the participant will recognize taxable long-term capital gain or loss upon a subsequent disposition of the stock. In such circumstances, no deduction would be allowed to School Specialty for federal income tax purposes in connection with the grant or exercise of the option or the transfer of stock acquired upon such exercise.

     If, however, the participant disposes of his or her stock within the holding periods described above, (i) the participant will recognize ordinary income in an amount equal to the difference between the fair market value of such stock on the date of exercise and the option price, provided that, if the disposition is a sale or exchange with respect to which a loss (if sustained) would be recognized by the participant and the amount realized from such sale or exchange is less than the fair market value on the exercise date, then the ordinary income will be limited to the excess of the amount realized upon the sale or exchange of the stock over the option price; (ii) School Specialty will be entitled to a deduction for such year in the amount of the ordinary income so recognized; and (iii) the participant will recognize capital gain or loss, as the case may be, in an amount equal to the difference between the amount realized upon such sale or exchange of the stock and the sum of the option price plus the amount of ordinary income, if any, recognized upon such disposition.

     Restricted Stock. The grant of restricted stock is not a taxable event to a participant, absent an election under Section 83(b) of the Code. If no election is made, the participant will recognize income, taxable for income tax purposes at ordinary rates, upon the lapse of the restrictions governing the stock. The amount of the income will equal the fair market value of the stock when the restrictions lapse. If the participant makes a Section 83(b) election within 30 days of the date of grant, he or she will be deemed to have received ordinary income at the time of the grant of the restricted stock equal to their fair market value at the date of grant less any amount paid by the participant for the stock, determined without regard to the restrictions imposed thereon. If the restricted stock is subsequently forfeited after a Section 83(b) election and before the restrictions lapse, the participant is not entitled to claim the loss for income tax purposes.

     School Specialty or a subsidiary will be entitled to a deduction for income tax purposes when the participant recognizes ordinary income, either as a result of a Section 83(b) election or because of the lapse of the restrictions. The amount of the deduction will equal the amount of ordinary income recognized by the participant.

              PROPOSAL FOUR: RATIFICATION OF INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee and subject to ratification by the stockholders at the Annual Meeting, the Board of Directors has appointed PricewaterhouseCoopers LLP, an independent public accounting firm, to audit the consolidated financial statements of School Specialty for the fiscal year ending April 28, 2001. PricewaterhouseCoopers LLP has audited the financial statements of School Specialty since the fiscal year ended April 26, 1997. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting to make any statement they may desire and to respond to questions from stockholders.

     If the stockholders do not ratify the appointment of PricewaterhouseCoopers LLP, the selection of our independent auditors will be reconsidered by the Board of Directors.

                          PROPOSAL FIVE: OTHER MATTERS

     Although management is not aware of any other matters that may come before the Annual Meeting, if any such matters should be presented, the persons named in the enclosed proxy card intend to vote in accordance with their best judgment.

                      SUBMISSION OF STOCKHOLDER PROPOSALS

     Nominations, other than by or at the direction of the Board of Directors, of candidates for election as directors at the 2001 Annual Meeting of Stockholders and any other stockholder proposed business to be brought before the 2001 Annual Meeting of Stockholders must be submitted to us no later than June 30, 2001. Stockholder proposed nominations and other stockholder proposed business must be made in accordance with our By-Laws which provide, among other things, that stockholder proposed nominations must be accompanied by certain information concerning the nominee and the stockholder submitting the nomination, and that stockholder proposed business must be accompanied by certain information concerning the proposal and the stockholder submitting the proposal. These By-Law provisions will continue in substantially the current form if the reincorporation is approved. To be considered for inclusion in the Proxy Statement solicited by the Board of Directors, stockholder proposals for consideration at the 2001 Annual Meeting of Stockholders of School Specialty must be received by us at our principal executive offices, 1000 N. Bluemound Drive, Appleton, Wisconsin, 54914 on or before March 26, 2001. Proposals should be directed to Ms. Karen A. Riching, Assistant Secretary. To avoid disputes as to the date of receipt, it is suggested that any stockholder proposal be submitted by certified mail, return receipt requested.

     Stockholders may obtain a copy of our Annual Report to Stockholders for fiscal 2000, which includes our Annual Report on Form 10-K, at no cost by writing to Ms. Karen A. Riching, Assistant Secretary, School Specialty, Inc., 1000 N. Bluemound Drive, Appleton, Wisconsin, 54914.

                                          By Order of the Board of Directors,

                                          Joseph F. Franzoi IV, Secretary

                                                                      APPENDIX A

                          AGREEMENT AND PLAN OF MERGER

     AGREEMENT AND PLAN OF MERGER, dated as of July 24, 2000, by and between School Specialty, Inc., a Delaware corporation ("SSI"), and New School, Inc., a Wisconsin corporation and a wholly-owned subsidiary of SSI (the "Surviving Corporation"). SSI and the Surviving Corporation are sometimes hereinafter referred to as the "Constituent Corporations."

     WHEREAS, SSI, as of the date hereof, has authority to issue 151,000,000 shares of capital stock, of which 150,000,000 are designated as Common Stock, $.001 par value (the "SSI Common Stock"), and 1,000,000 shares are designated as Preferred Stock, $.001 par value (the "SSI Preferred") and, as of the date hereof, 17,464,505 shares of SSI Common Stock are issued and outstanding, and no shares of SSI Preferred are issued and outstanding; and

     WHEREAS, the Surviving Corporation has authority to issue 151,000,000 shares of capital stock, of which 150,000,000 are designated as Common Stock, $.001 par value (the "Surviving Corporation Common Stock"), and 1,000,000 shares are designated as Preferred Stock, $.001 par value (the "Surviving Corporation Preferred"); and

     WHEREAS, as of the date hereof, 100 shares of Surviving Corporation Common Stock are issued and outstanding, all of which are held by SSI, and no shares of Surviving Corporation Preferred are issued and outstanding; and

     WHEREAS, SSI and the Surviving Corporation desire that SSI merge with and into the Surviving Corporation and that the Surviving Corporation shall continue as the surviving corporation in such merger, upon the terms and subject to the conditions set forth herein and in accordance with the laws of the State of Wisconsin and the laws of the State of Delaware; and

     WHEREAS, the respective Boards of Directors of SSI and the Surviving Corporation have approved this Agreement and directed that it be submitted to a vote of their shareholders.

     NOW, THEREFORE, in consideration of the mutual agreements and covenants set forth herein, the parties hereto agree to merge as follows:

                                   ARTICLE 1

                                     MERGER

     1.1. Merger. Subject to the terms and conditions of this Agreement, SSI shall be merged with and into the Surviving Corporation (the "Merger") in accordance with the Wisconsin Business Corporation Law ("WBCL") and the Delaware General Corporation Law (the "DGCL"), the separate existence of SSI shall cease, and the Surviving Corporation shall be the surviving corporation and continue its corporate existence under the laws of the State of Wisconsin.

     1.2. Effect of the Merger. At the Effective Time of the Merger (as hereinafter defined), the Surviving Corporation shall possess all the rights, privileges, powers and franchises, of a public as well as of a private nature, and shall be subject to all the restrictions, disabilities and duties, of each of SSI and the Surviving Corporation; all property, real, personal and mixed, and all debts due on any account, including subscriptions for shares, and all other choses in action, and every other interest of or belonging to or due to each of SSI and the Surviving Corporation shall vest in the Surviving Corporation without any further act or deed; the title to any real estate or any interest therein vested by deed or otherwise in SSI shall not revert nor in any way become impaired by reason of the Merger; the Surviving Corporation shall be responsible and liable for all the debts, liabilities and duties of each of SSI and the Surviving Corporation; a claim of or against or a pending proceeding by or against SSI or the Surviving Corporation may be prosecuted as if the Merger had not taken place, or the Surviving Corporation may be substituted in the place of SSI; and neither the rights of creditors nor any liens upon the property of SSI or the Surviving Corporation shall be impaired by the Merger.

     1.3. Effective Time of the Merger. The Merger shall become effective as of the date and time (the "Effective Time of the Merger") the following actions are completed: (a) appropriate duly executed articles of merger are filed in accordance with Section 180.1105 of the WBCL; and (b) an appropriate duly executed certificate of merger is filed in accordance with Section 252 of the DGCL.

                                   ARTICLE 2
                   NAME, ARTICLES OF INCORPORATION, BY-LAWS,
              DIRECTORS AND OFFICERS OF THE SURVIVING CORPORATION

     2.1. Name of Surviving Corporation. At the Effective Time of the Merger,
Article I of the Surviving Corporation's Articles of Incorporation shall be amended to read as follows:

     "The name of the corporation is School Specialty, Inc. (hereinafter "Corporation")."

     2.2. Articles of Incorporation. The Articles of Incorporation of the Surviving Corporation, as amended pursuant to Section 2.1 hereof, shall be the Articles of Incorporation of the Surviving Corporation from and after the Effective Time of the Merger by virtue of the Merger and without any further action by the Constituent Corporations, until amended thereafter as provided therein or by law.

     2.3. By-Laws. The By-Laws of the Surviving Corporation shall be the By-Laws of the Surviving Corporation from and after the Effective Time of the Merger by virtue of the Merger and without any further action by the Constituent Corporations, until amended thereafter as provided therein, in the Surviving Corporation's Articles of Incorporation or By-Laws.

     2.4. Directors and Officers. The directors and officers of SSI immediately prior to the Effective Time of the Merger shall be the directors and officers, respectively, of the Surviving Corporation from and after the Effective Time of the Merger and shall hold office in accordance with the Articles of Incorporation and By-Laws of the Surviving Corporation until the expiration of the terms to which they were elected to serve as directors and officers of SSI and until their successors are duly elected and qualified. With respect to the directors of the Surviving Corporation, they shall be assigned to the same Class (either Class I, II or III) in which they were assigned while serving as directors of SSI.

                                   ARTICLE 3
                            CONVERSION OF SECURITIES

     3.1. Conversion. At the Effective Time of the Merger, each of the following transactions shall be deemed to occur simultaneously and this Section 3.1 shall constitute the manner and basis of converting the capital stock of the Constituent Corporations into capital stock of the Surviving Corporation and of consummating the other transactions referred to in this Section 3.1:

          (a) Each share of SSI Common Stock issued and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the Merger and without any action on the part of the holder thereof, be converted into and become one validly issued, fully paid and nonassessable share of Surviving Corporation Common Stock (except to the extent provided in Section 180.0622(2)(b) of the WBCL).

          (b) Each stock option to purchase shares of SSI Common Stock granted by SSI under any of the stock option plans of SSI and outstanding immediately prior to the Effective Time of the Merger shall, by virtue of the terms of the stock option plans, the actions of the Boards of Directors of the Constituent Corporations and the Merger and without any action on the part of the holder thereof, be converted into and become a stock option to purchase, upon the same terms and conditions, the number of shares of Surviving Corporation Common Stock which is equal to the number of shares of SSI Common Stock which the optionee would have received had he or she exercised his or her option in full immediately prior to the Effective Time of the Merger (whether or not such option was then exercisable). The exercise price per share of the Surviving Corporation Common Stock under each of such options shall be equal to the exercise price per share of SSI Common Stock thereunder immediately prior to the Effective Time of the Merger. A number of shares of Surviving Corporation Common Stock shall be reserved for issuance upon the exercise of options equal to the number of shares of SSI Common Stock so reserved immediately prior to the Effective Time of the Merger.

          (c) Each share of Surviving Corporation Common Stock issued and outstanding immediately prior to the Effective Time of the Merger (each of which is presently held by SSI), without any action on the part of the holder thereof, shall be canceled and cease to exist, and no shares of the Surviving Corporation or other securities of the Surviving Corporation shall be issued or other consideration paid in respect thereof.

     3.2. Conversion of Certificates.

          (a) Each stock certificate which, immediately prior to the Effective Time of the Merger, represented issued and outstanding shares of SSI Common Stock shall not represent shares of SSI Common Stock (which shares shall cease to exist) after the Effective Time of the Merger but instead shall be and become at the Effective Time of the Merger a certificate representing an identical number of shares of Surviving Corporation Common Stock, automatically by virtue of the Merger and without any action on the part of the holder thereof. Upon the surrender or transfer following the Effective Time of the Merger of a stock certificate that represented SSI Common Stock immediately prior to the Effective Time of the Merger, but subject to
     Section 3.2(b) hereof, a stock certificate representing the same number of shares of Surviving Corporation Common Stock shall be reissued to the holder or transferee, as the case may be, thereof, provided that no holder of a stock certificate that represented SSI Common Stock immediately prior to the Effective Time of the Merger shall be required to surrender such stock certificate in connection with the Merger and such stock certificate shall represent the same number of shares of Surviving Corporation Common Stock until so surrendered.

          (b) If, after the Effective Time of the Merger, any certificate for shares of Surviving Corporation Common Stock is to be issued in a name other than that in which the certificate which immediately prior to the Effective Time of the Merger represented shares of SSI Common Stock surrendered in exchange therefor is registered, it shall be a condition of such exchange that the certificate so surrendered shall be properly endorsed and otherwise in proper form for transfer and the person requesting such exchange shall pay any transfer and other taxes required by reason of the issuance of certificates for such shares of the Surviving Corporation capital stock in a name other than that of the registered holder of the certificate surrendered, or shall establish to the satisfaction of the Surviving Corporation or its agent that such tax has been paid or is not applicable. Notwithstanding the foregoing, no party hereto shall be liable to a holder of shares of SSI capital stock for any shares of Surviving Corporation capital stock or dividends or distributions thereon delivered to a public official pursuant to any applicable abandoned property, escheat or similar law.

                                   ARTICLE 4
                    EMPLOYEE BENEFIT AND COMPENSATION PLANS

     At the Effective Time of the Merger, any employee benefit plan or incentive compensation plan, including any stock option plan, to which SSI is then a party shall be assumed by, and continue to be the plan of, the Surviving Corporation. To the extent any employee benefit plan or incentive compensation plan of SSI provides for the issuance or purchase of, or otherwise relates to, SSI capital stock, from and after the Effective Time of the Merger, such plan shall be deemed to provide for the issuance or purchase of, or otherwise to relate to, the Surviving Corporation capital stock.

                                   ARTICLE 5
                                   CONDITIONS

     Consummation of the Merger is subject to the satisfaction at or prior to the Effective Time of the Merger of the following conditions:

     5.1. SSI Stockholder Approval. This Agreement and the Merger shall have been adopted and approved by the stockholders of SSI in accordance with the Articles of Incorporation of SSI and the applicable provisions of the DGCL.

     5.2. Surviving Corporation Shareholder Approval. This Agreement and the Merger shall have been adopted and approved by SSI as the holder of all the outstanding shares of Surviving Corporation capital stock prior to the Effective Time of the Merger.

     5.3. Consents, etc. Any and all consents, permits, authorizations, approvals and orders deemed in the sole discretion of SSI to be material to the consummation of the Merger shall have been obtained.

                                   ARTICLE 6
                                   AGREEMENTS

     6.1. No Preferred Stock. Prior to the Effective Time of the Merger, the Surviving Corporation shall not issue Surviving Corporation Preferred.

     6.2. Taking of Necessary Action; Further Action. Subject to Section 7.1, each of SSI and the Surviving Corporation will take all such reasonable and lawful action as may be necessary or appropriate in order to effectuate the Merger as promptly as possible. If, at any time after the Effective Time of the Merger, any such further action is necessary or desirable to carry out the purposes of this Agreement and to vest the Surviving Corporation with full right, title and possession to all assets, property, rights, privileges, powers and franchises of the Constituent Corporations, the officers and directors of the Constituent Corporations are fully authorized in the name of their corporation or otherwise to take, and will take, all such lawful and necessary action.

     6.3. Other Agreements. The Surviving Corporation, from and after the Effective Time of the Merger, agrees that it may be served with process in the State of Delaware in any proceeding for the enforcement of any obligation of either Constituent Corporation and in any proceeding for the enforcement of any obligation of the Surviving Corporation arising from the Merger. The Surviving Corporation irrevocably appoints the Secretary of State of the State of Delaware as its agent to accept service of process in any such proceeding. A copy of any such service of process may be sent by the Secretary of State of the State of Delaware to the chief executive officer of the Surviving Corporation at the following address: 1000 N. Bluemound Drive, Appleton, Wisconsin 54914 (or such other address as specified by the Surviving Corporation in a notice to the Secretary of State of the State of Delaware).

                                   ARTICLE 7
                                    GENERAL

     7.1. Termination and Abandonment. This Agreement may be terminated and the Merger and other transactions herein provided for abandoned at any time prior to the Effective Time of the Merger, whether before or after adoption and approval of this Agreement by the stockholders of SSI, by action of the Board of Directors of SSI, if the Board of Directors of SSI determines that the consummation of the transactions provided for herein would not, for any reason, be in the best interests of SSI and its stockholders. In the event of termination of this Agreement, this Agreement shall become void and of no effect and there shall be no liability on the part of either SSI or the Surviving Corporation or their respective Boards of Directors or shareholders, except that SSI shall pay all expenses incurred in connection with the Merger or in respect of this Agreement or relating thereto.

     7.2. Amendment. This Agreement may be amended at any time prior to the Effective Time of the Merger with the mutual consent of the Boards of Directors of SSI and the Surviving Corporation; provided, however, that after it has been adopted by the stockholders of SSI, this Agreement may not be amended in any manner which, in the judgment of the Board of Directors of SSI, would have a material adverse effect on the rights of such stockholders or in any manner not permitted under applicable law; provided further, however, that any amendment of this Agreement after its adoption by the sole shareholder of the Surviving Corporation shall require the prior approval of such shareholder.

     7.3. Headings. The headings set forth herein are inserted for convenience or reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

     7.4. Counterparts. This Agreement may be executed in two counterparts, each of which shall constitute an original, and all of which, when taken together, shall constitute one and the same instrument.

     7.5. Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Wisconsin without giving effect to the principles of conflicts of law thereof, except to the extent the laws of the State of Delaware are applicable to SSI in respect of the Merger, in which case the laws of the State of Delaware shall apply without giving effect to the principles of conflicts of law thereof.

     IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed on its behalf and attested by its officers hereunto duly authorized, all as of the day and year first above written.

                                          SCHOOL SPECIALTY, INC.
                                          A Delaware Corporation

                                          By: /s/ DANIEL P. SPALDING
                                            ------------------------------------
                                            Daniel P. Spalding,
                                            Chairman of the Board and Chief
                                              Executive Officer

Attest: /s/ JOSEPH F. FRANZOI
      ------------------------------------------
      Joseph F. Franzoi, IV, Secretary

                                          NEW SCHOOL, INC.
                                          A Wisconsin Corporation

                                          By: /s/ DANIEL P. SPALDING
                                            ------------------------------------
                                            Daniel P. Spalding,
                                            Chairman of the Board and Chief
                                              Executive Officer

Attest: /s/ JOSEPH F. FRANZOI
      ------------------------------------------
      Joseph F. Franzoi, IV, Secretary

                                                                      APPENDIX B

                           ARTICLES OF INCORPORATION
                                       OF
                                NEW SCHOOL, INC.

     These Articles of Incorporation are executed by the undersigned for the purpose of forming a Wisconsin corporation under Chapter 180 of the Wisconsin Statutes.

                                   ARTICLE I

                                      NAME

     The name of the corporation is New School, Inc. (hereinafter
"Corporation").

                                   ARTICLE II

                              PERIOD OF EXISTENCE

     The period of existence of the Corporation shall be perpetual.

                                  ARTICLE III

                                    PURPOSES

     The Corporation is authorized to engage in any lawful activity for which corporations may be organized under Chapter 180 of the Wisconsin Statutes and any successor provisions.

                                   ARTICLE IV

                                 CAPITAL STOCK

     The aggregate number of shares which the Corporation shall have the authority to issue, the designation of each class of shares, the authorized number of shares of each class and the par value thereof per share shall be as follows:

                     DESIGNATION                         PAR VALUE       AUTHORIZED
                      OF CLASS                           PER SHARE    NUMBER OF SHARES
                     -----------                         ---------    ----------------
Common Stock.........................................      $.001        150,000,000
Preferred Stock......................................      $.001          1,000,000

     The preferences, limitations and relative rights of shares of each class and series thereof, if any, and the authority of the Board of Directors of the Corporation to create and designate series of Preferred Stock and to determine the preferences, limitations and relative rights as between series shall be as follows:

     A. Common Stock.

     1. Voting. Except as otherwise provided by law and except as may be determined by the Board of Directors of the Corporation with respect to shares of Preferred Stock as provided in Section B, below, only the holders of shares of Common Stock shall be entitled to vote for the election of directors of the Corporation and for all other corporate purposes. Except as otherwise provided by law, upon any such vote, each holder of Common Stock shall be entitled to one vote for each share of Common Stock held of record by such shareholder.

     2. Dividends. Subject to the provisions of paragraph (2) of Section B, below, the holders of Common Stock shall be entitled to receive such dividends as may be declared thereon from time to time by the Board of

Directors of the Corporation, in its discretion, out of any funds of the Corporation at the time legally available for payment of dividends.

     3. Liquidation. In the event of the voluntary or involuntary dissolution, liquidation or winding up of the Corporation, after there have been paid to or set aside for the holders of shares of Preferred Stock the full preferential amounts, if any, to which they are entitled as provided in paragraph (3) of Section B, below, the holders of outstanding shares of Common Stock shall be entitled to share ratably, according to the number of shares held by each, in the remaining assets of the Corporation available for distribution.

     B. Preferred Stock.

     1. Series and Variations Between Series. The Board of Directors of the Corporation is authorized, to the full extent permitted under the Wisconsin Business Corporation Law and the provisions of this Section B, to adopt resolutions which provide for the issuance of the Preferred Stock in one or more series, each of such series to be distinctively designated, and to have such voting rights, redemption or conversion rights, dividend or distribution rights, preferences with respect to dividends or distributions, or other preferences, limitations or relative rights as shall be provided by the Board of Directors of the Corporation consistent with the provisions of the Wisconsin Business Corporation Law and this Article IV. The Board of Directors of the Corporation, unless otherwise provided when the series is established, may increase or decrease the number of shares of any series, provided that the number of shares of any series shall not be reduced below the number of shares then outstanding.

     2. Dividends. Before any dividends (other than a dividend payable solely in Common Stock) shall be paid or set apart for payment upon shares of Common Stock, the holders of each series of Preferred Stock shall be entitled to receive dividends at the rate (which may be fixed or variable) and at such times as specified in the particular series, if any. The holders of shares of Preferred Stock shall have no rights to participate with the holders of shares of Common Stock in any dividends in excess of the preferential dividends, if any, fixed for such Preferred Stock.

     3. Liquidation. In the event of liquidation, dissolution or winding up (whether voluntary or involuntary) of the Corporation, the holders of shares of Preferred Stock shall be entitled to be paid the full amount payable on such shares upon the liquidation, dissolution or winding up of the Corporation fixed by the Board of Directors with respect to such shares, if any, before any amount shall be paid to the holders of the Common Stock.

                                   ARTICLE V

                               PREEMPTIVE RIGHTS

     No holder of any shares of the Corporation shall have any preemptive or subscription rights nor be entitled, as of right, to purchase or subscribe for any part of the unissued shares of the Corporation or of any additional shares issued by reason of any increase of authorized shares of the Corporation or other securities whether or not convertible into shares of the Corporation.

                                   ARTICLE VI

                                SHARE DIVIDENDS

     A dividend payable in shares of any class or series of stock of the Corporation may be paid in shares of any other class or series.

                                  ARTICLE VII

                               BOARD OF DIRECTORS

     A. Number. The number of directors of the Corporation shall not be less than one (1), the exact number of directors to be determined from time to time by resolution adopted by the affirmative vote of a majority of the entire Board of Directors then in office.

     B. Classification of the Board. The directors shall be divided into three classes, designated Class I, Class II and Class III. Class I directors shall be elected initially for a two-year term, Class II directors for a three-year term and Class III directors for a one-year term. At each annual meeting of shareholders beginning in 2001, the directors of the class whose term expires at such annual meeting shall be elected for a three-year term. Each class shall consist, as nearly as possible, of one-third (1/3) of the total number of directors constituting the entire Board of Directors. If the number of directors is changed by resolution of the Board of Directors pursuant to this Article VII, any increase or decrease shall be apportioned among the classes so as to maintain the number of directors in each class as nearly equal as possible, but in no case shall a decrease in the number of directors shorten the term of any incumbent director.

     C. Tenure and Vacancies. A director shall hold office until the annual meeting for the year in which his or her term expires and until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal. Any newly created directorship resulting from an increase in the number of directors and any other vacancy on the Board of Directors, however caused, shall be filled by the vote of a majority of the directors then in office, although less than a quorum, or by the sole remaining director; provided that any vacancy resulting from removal from office by a vote of the shareholders may be filled by a vote of the shareholders at the same meeting at which such removal occurs. Any director so elected to fill any vacancy on the Board of Directors shall hold office for the remaining term of directors of the class to which he or she has been elected and until his or her successor shall be duly elected and qualified or until his or her earlier death, resignation or removal.

     D. Removal of Directors. No director of the Corporation may be removed from office by a vote of the shareholders at any time, except for Cause. As used in this Article VII, the term "Cause" shall mean solely malfeasance arising from the performance of a director's duties which has a material adverse effect on the business of the Corporation.

     E. Rights of Preferred Shareholders. Notwithstanding the foregoing, whenever the holders of one or more series of Preferred Stock shall have the right, voting separately, as a class or series, to elect directors, the election, term of office, filling of vacancies, removal and other features of such directorships shall be governed by the terms of the resolution or resolutions adopted by the Board of Directors pursuant to Article IV of these Articles of Incorporation, and each director so elected shall not be subject to the provisions of this Article VII unless otherwise provided therein.

                                  ARTICLE VIII

                              AMENDMENT OF BY-LAWS

     Notwithstanding any other provision of these Articles of Incorporation or the Corporation's By-Laws, the Corporation's By-Laws may be amended, altered or repealed, and new By-Laws may be enacted, only by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the total outstanding shares of capital stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose, or by a vote of not less than a majority of the entire Board of Directors then in office.

     This Article VIII may be amended, altered or repealed only by the affirmative vote of the holders of not less than sixty-six and two-thirds percent (66 2/3%) of the total outstanding shares of capital stock of the Corporation entitled to vote at a meeting of shareholders duly called for such purpose.

                                   ARTICLE IX

                        SPECIAL MEETINGS OF SHAREHOLDERS

     Special meetings of shareholders may be called, for any purpose or purposes, by (a) the Chairman of the Board of Directors, (b) the Chief Executive Officer, (c) the President, (d) the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board of Directors for adoption) or (e) the holders of at least ten percent (10%) of the total outstanding shares of capital stock of the Corporation entitled to vote on any issue proposed to be considered at the special meeting, on such date and at such time as the Board of Directors shall set.

                                   ARTICLE X

                          REGISTERED OFFICE AND AGENT

     The address of the registered office of the Corporation is 1000 North Bluemound Drive, Appleton, Wisconsin 54914. The name of its registered agent at such address is Karen Riching.

                                   ARTICLE XI

                                  INCORPORATOR

     The name and address of the incorporator of the Corporation is Scott A. Moehrke, 780 North Water Street, Milwaukee, Wisconsin 53202.

     Executed this 20th day of July, 2000.

                                          /s/ SCOTT A. MOEHRKE
                                          --------------------------------------
                                          Scott A. Moehrke

This instrument was drafted by:

Scott A. Moehrke
Godfrey & Kahn, S.C.
780 North Water Street
Milwaukee, Wisconsin 53202

                                                                      APPENDIX C

                              AMENDED AND RESTATED
                             SCHOOL SPECIALTY, INC.
                           1998 STOCK INCENTIVE PLAN
                              AS OF JUNE 20, 2000

PURPOSE SCHOOL SPECIALTY, INC., a Delaware corporation (the "Company"), wishes to recruit, reward, and retain employees, consultants, independent contractors, advisors, officers and outside directors. To further these objectives, the Company hereby sets forth the School Specialty, Inc. 1998 Stock Incentive Plan (the "Plan") to provide options ("Options") or direct grants ("Stock Grants" and, together with the Options, "Awards") to employees, consultants, independent contractors, advisors, officers and outside directors with respect to shares of the Company's common stock (the "Common Stock"). The Plan was originally effective as of the effective date (the "Effective Date") of the Company's registration under Section 12 of the Securities Exchange Act of 1934 (the "Exchange Act") with respect to its initial public offering ("IPO"), and this amendment and restatement is effective as of June 20, 2000.

PARTICIPANTS            The following persons are eligible to receive Options
                        and Stock Grants under the Plan: (1) current and prospective Employees (as defined below) of the Company and any Eligible Subsidiary (as defined in the ELIGIBLE
                        SUBSIDIARY section below), (2) consultants, advisors and independent contractors of the Company and any Eligible
                        Subsidiary and (3) officers and directors of the Company and any Eligible Subsidiary who are not Employees
                        ("Eligible Officers and Eligible Directors"). Eligible persons become "Optionees" when the Administrator grants them an option under this Plan or "Recipients" when they receive a direct grant of Common Stock. (Optionees and Recipients are referred to collectively as "Participants." The term Participant also includes, where appropriate, a person authorized to exercise an Award in place of the original Optionee.)

                        Employee means any person employed as a common law employee of the Company or an Eligible Subsidiary.

ADMINISTRATOR           The Administrator will be the Compensation Committee of
                        the Board of Directors of the Company (the "Compensation
                        Committee"), unless the Board specifies another committee. The Board may also act under the Plan as though it were the Compensation Committee.

                        The Administrator is responsible for the general operation and administration of the Plan and for carrying out its provisions and has full discretion in interpreting and administering the provisions of the Plan. Subject to the express provisions of the Plan, the Administrator may exercise such powers and authority of the Board as the Administrator may find necessary or appropriate to carry out its functions. The Administrator may delegate its functions (other than those described in the GRANTING OF AWARDS section) to Employees of the Company.

                        The Administrator's powers will include, but not be limited to, the power to amend, waive, or extend any provision or limitation of any Award. The Administrator may act through meetings of a majority of its members or by unanimous consent.

GRANTING OF AWARDS      Subject to the terms of the Plan, the Administrator
                        will, in its sole discretion, determine:

                             the Participants who receive Awards,

                             the terms of such Awards,

                             the schedule for exercisability or
                             nonforfeitability (including any requirements that the Participant or the Company satisfy performance criteria),

                             the time and conditions for expiration of the Award, and

                             the form of payment due upon exercise, if any.

                        The Administrator's determinations under the Plan need not be uniform and need not consider whether possible Participants are similarly situated.

                        Options granted to Employees may be nonqualified stock options ("NQSOs") or "incentive stock options" ("ISOs") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or the corresponding provision of any subsequently enacted tax statute. Options granted to consultants, independent contractors, advisors, Eligible Officers and Eligible Directors, including Formula Options (as defined below), must be NQSOs. The Administrator will not grant ISOs unless the stockholders either have already approved the granting of ISOs or give such approval within 12 months after the grant.

                        The Administrator may impose such conditions on or charge such price for the Stock Grants as it deems appropriate.

  Substitutions         The Administrator may also grant Awards in substitution
                        for options or other equity interests held by individuals who become Employees of the Company or of an Eligible Subsidiary as a result of the Company's acquiring or merging with the individual's employer or acquiring its assets. In addition, the Administrator may provide for the Plan's assumption of Awards granted outside the Plan (including those granted by an Eligible
                        Subsidiary) to persons who would have been eligible under the terms of the Plan to receive an Award, including both persons who provided services to any acquired company or business and persons who provided services to the Company or any Eligible Subsidiary. If appropriate to conform the Awards to the interests for which they are substitutes, the Administrator may grant substitute Awards under terms and conditions (including
                        Exercise Price) that vary from those the Plan otherwise requires. Awards in substitution for U.S. Office
                        Products' options in connection with the distribution by U.S. Office Products of the Company's Common Stock will retain their pre-distribution exercise schedule and terms (including Change of Control provisions) and expiration date.

  JuneBox Options       Awards in substitution for options issued by
                        JuneBox.com, Inc. ("JuneBox") will, unless the Administrator determines otherwise, retain their pre-distribution exercise schedule and expiration dates, but any Change of Control provisions will thereafter refer to the Company under the rules set forth in this Plan for any such awards that have not become fully exercisable on or before their assumption under this Plan, unless the Administrator provides otherwise. In replacing JuneBox options, the Administrator may adjust the Exercise Price and number of shares covered by JuneBox options in its discretion to reflect the relative value of JuneBox as an Eligible Subsidiary of the Company. It may determine the relative value in any manner it considers appropriate.

DIRECTOR FORMULA OPTIONS      Each Eligible Director will receive a formula
                              stock option ("Formula Option") with respect to 15,000 shares of Common Stock upon the first to occur of their initial appointment or election to the Board (with the grant made as of the date of such appointment or election). Thereafter, each Eligible Director serving on the Board will receive a Formula Option annually with respect to 5,000 shares of Common Stock on a date determined by the Administrator. The Exercise Price for
                              Formula Options will be the Fair Market Value on the Date of Grant.

  Exercise Schedule           Unless the Administrator specifies otherwise, each
                              Formula Option will become exercisable as to 20% of the covered shares on the first anniversary of its DATE OF GRANT (as defined in the Date of Grant section below), an additional 30% on the second anniversary, and the remaining 50% on or after the third anniversary. A Formula Option will become exercisable in its entirety upon the Eligible
                              Director's death, Disability, or attainment of age
                              70. Options will be forfeited to the extent they are not then exercisable if an Eligible Director resigns or fails to be reelected as a director.
                              Exercisable options will expire as provided under AWARD EXPIRATION.

DATE OF GRANT                 The Date of Grant will be the date as of which
                              this Plan or the Administrator grants an Award to a Participant, as specified in the Plan or in the Administrator's minutes or other written evidence of action.

EXERCISE PRICE                The Exercise Price is the value of the
                              consideration that a Participant must provide in exchange for one share of Common Stock. The
                              Administrator will determine the Exercise Price under each Award and may set the Exercise Price without regard to the Exercise Price of any other
                              Awards granted at the same or any other time. The
                              Company may use the consideration it receives from the Participant for general corporate purposes.

                              The Exercise Price per share for NQSOs may not be less than 100% of the Fair Market Value (as defined below) of a share on the Date of Grant. If an Option is intended to be an ISO, the Exercise Price per share may not be less than 100% of the Fair Market Value (on the Date of Grant) of a share of Common Stock covered by the Option; provided, however, that if the Administrator decides to grant an ISO to someone covered by Sections 422(b)(6) and 424(d) (as a more-than-10%-stockholder), the Exercise Price of the Option must be at least 110% of the Fair Market Value (on the Date of Grant).

                              The Administrator may satisfy any state law requirements regarding adequate consideration for Stock Grants by (i) issuing Common Stock held as treasury stock or (ii) charging the Recipients at least the par value for the shares covered by the Stock Grant. The Administrator may designate that a Recipient may satisfy (ii) above either by direct payments or by the Administrator's withholding from other payments due to the Recipient.

  Fair Market Value           Fair Market Value of a share of Common Stock for
                              purposes of the Plan will be determined as follows:

                                   If the Common Stock trades on a national securities exchange, the closing sale price on the Date of Grant;

                                   If the Common Stock does not trade on any such exchange, the closing sale price as reported by the National Association of Securities Dealers, Inc. Automated Quotation System ("Nasdaq") for such date;

                             If no such closing sale price information is available, the average of the closing bid and asked prices that Nasdaq reports for such date;

                             If there are no such closing bid and asked prices, the average of the closing bid and asked prices as reported by any other commercial service for such date; or

                             If the Company has no publicly-traded stock, the Administrator will determine the Fair Market Value for purposes of the Plan using any measure of value it determines in good faith to be appropriate.

                        For any date that is not a trading day, the Fair Market Value of a share of Common Stock for such date shall be determined by using the closing sale price or the average of the closing bid and asked prices, as appropriate, for the immediately preceding trading day. The Administrator can substitute a particular time of day or other measure of "closing sale price" if appropriate because of changes in exchange or market procedures.

                        The Fair Market Value will be deemed equal to the IPO price for any Options granted as of the date on which the IPO's underwriters price the IPO or granted on the following day before trading opens in the Common Stock.

                        The Administrator has sole discretion to determine the Fair Market Value for purposes of this Plan, and all Awards are conditioned on the recipient's agreement that the Administrator's determination is conclusive and binding even though others might make a different and also reasonable determination.

EXERCISABILITY          The Administrator will determine the times and
                        conditions for exercise of or purchase under each Award but may not extend the period for exercise beyond the tenth anniversary of its Date of Grant (or five years for ISOs granted to 10% owners covered by Code Sections
                        422(b)(6) and 424(d)).

                        Awards will become exercisable at such times and in such manner as the Administrator determines and the Award Agreement, if any, indicates; provided, however, that the Administrator may, on such terms and conditions as it determines appropriate, accelerate the time at which the Participant may exercise any portion of an Award or at which restrictions on Stock Grants lapse. For Stock Grants, "exercise" refers to acceptance of the Award or lapse of restrictions, as appropriate in context.

                        If the Administrator does not specify otherwise, Options will become exercisable and restrictions on Stock Grants will lapse as to one-fourth of the covered shares on each of the first four anniversaries of the Date of Grant, so long as the recipient remains employed or continues his relationship as a service provider to the Company or any Eligible Subsidiary, and will expire as of the tenth anniversary of the Date of Grant (unless they expire earlier under the Plan or the Award Agreement). The Administrator has the sole discretion to determine that a change in service-providing relationship eliminates any further service credit on the exercise schedule.

                        No portion of an Award that is unexercisable at a recipient's termination of service-providing relationship (for any reason) will thereafter become exercisable (and the recipient will immediately forfeit any unexercisable portions at his termination of service-providing relationship), unless the Award Agreement or the Plan provides otherwise, either initially or by amendment.

                        Termination of service-providing relationship will not occur for recipients who are Employees, officers, or directors of JuneBox until the earlier of (i) the date they leave all service-providing relationships with both JuneBox and the Company or (ii) the first day of the 13th month beginning after the date JuneBox ceases to be an Eligible Subsidiary, unless the Administrator agrees to other treatment.

Change of Control       Upon a Change of Control (as defined below), all Options
                        held by current Employees, consultants, advisors, independent contractors, Eligible Officers and Eligible
                        Directors will become fully exercisable and all restrictions on Stock Grants will lapse. A Change of Control for this purpose means the occurrence of any one or more of the following events:

                             a person, entity, or group (other than the Company, any Company subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) acquires ownership of more than 50% of the undiluted total voting power of the Company's then-outstanding securities eligible to vote to elect members of the Board ("Company Voting Securities");

                             completion of a merger or consolidation of the Company with or into any other entity -- unless the holders of the Company Voting Securities outstanding immediately before such completion, together with any trustee or other fiduciary holding securities under a Company benefit plan, hold securities that represent immediately after such merger or consolidation at least 50% of the combined voting power of the then outstanding voting securities of either the Company or the other surviving entity or its parent; or

                             the stockholders of the Company approve (i) a plan of complete liquidation or dissolution of the Company or (ii) an agreement for the Company's sale or disposition of all or substantially all the Company's assets, and such liquidation, dissolution, sale, or disposition is completed.

                             Even if other tests are met, a Change of Control has not occurred under any circumstance in which the Company files for bankruptcy protection or is reorganized following a bankruptcy filing.

                             The Administrator may allow conditional exercises in advance of the completion of a Change of Control that are then rescinded if no Change of Control occurs.

                        The ADJUSTMENTS UPON CHANGES IN CAPITAL STOCK provisions will also apply if the Change of Control is a SUBSTANTIAL CORPORATE CHANGE (as defined in those sections).

LIMITATION ON ISOS      An Option granted to an Employee will be an ISO only to
                        the extent that the aggregate Fair Market Value
                        (determined at the Date of Grant) of the stock with respect to which ISOs are exercisable for the first time by the Optionee during any calendar year (under the Plan and all other plans of the Company and its subsidiary corporations, within the meaning of Code Section
                        422(d)), does not exceed $100,000. This limitation applies to Options in the order in which such Options were granted. If, by design or operation, the Option exceeds this limit, the excess will be treated as an NQSO.

METHOD OF EXERCISE      To exercise any exercisable portion of an Award, the
                        Participant must:

                             Deliver a notice of exercise to the Assistant Secretary of the Company designated by the Board (or to whomever the Administrator designates), in a form complying with any rules the Administrator may issue, signed or otherwise authenticated by the
                                   Participant, and specifying the number of shares of Common Stock underlying the portion of the Award the Participant is exercising;

                                   Pay the full Exercise Price, if any, by
                                   cashier's or certified check for the shares of Common Stock with respect to which the Award is being exercised, unless the Administrator consents to another form of payment (which could include the use of Common Stock); and

                                   Deliver to the Administrator such
                                   representations and documents as the
                                   Administrator, in its sole discretion, may consider necessary or advisable.

                              Payment in full of the Exercise Price need not accompany the written notice of exercise if the exercise complies with a previously-approved cashless exercise method, including, for example, that the notice directs that the stock certificates (or other indicia of ownership) for the shares issued upon the exercise be delivered to a licensed broker acceptable to the Company as the agent for the individual exercising the Option and at the time the stock certificates (or other indicia) are delivered to the broker, the broker will tender to the Company cash or cash equivalents acceptable to the Company and equal to the Exercise Price and any required withholding taxes.

                              If the Administrator agrees to allow an Optionee to pay through tendering Common Stock to the Company, the individual can only tender stock he or she has held for at least six months at the time of surrender. Shares of stock offered as payment will be valued, for purposes of determining the extent to which the Participant has paid the Exercise Price, at their Fair Market Value on the date of exercise. The Administrator may also, in its discretion, accept attestation of ownership of Common Stock and issue a net number of shares upon Option exercise or by having a broker tender to the Company cash equal to the Exercise Price and any withholding taxes.

AWARD EXPIRATION              No one may exercise an Award more than ten years
                              after its Date of Grant (or five years, for an ISO granted to a more-than-10% stockholder). A recipient will immediately forfeit and can never exercise any portion of an Award that is unexercisable at his termination of service-providing relationship (for any reason), unless the Award Agreement or the Plan provides otherwise, either initially or by amendment.
                              Unless the Award Agreement or the Plan provides otherwise, either initially or by amendment, no one may exercise otherwise exercisable portions of an Award after the first to occur of:

  Employment Termination      The 90th day after the date of termination of
                              service-providing relationship (other than for death or Disability), where termination of employment means the time when the employer-employee or other service providing relationship between the Employee, consultant, independent contractor, advisor or Eligible
                              Officer and the Company (and the Eligible
                              Subsidiaries) ends for any reason, including retirement. For grants after June 20, 2000, the Administrator may provide that Awards terminate immediately upon termination of employment for "cause" under an Employee's employment or consultant's services agreement or under another definition specified in the Award Agreement.
                              Unless the Award Agreement provides otherwise, termination of employment does not include instances in which the Company immediately rehires an Employee as a consultant, independent contractor or advisor. The Administrator, in its sole discretion, will determine all questions of whether particular terminations or leaves of absence are terminations of employment and may decide to suspend the exercise schedule during a leave rather than to terminate the Award.

                        Unless the Award Agreement or the EXERCISABILITY section provides otherwise, terminations of employment include situations in which the Participant's employer ceases to be related to the Company closely enough to be an Eligible Subsidiary for new grants;

Gross Misconduct        For the Company's termination of the Participant's
                        service-providing relationship as a result of the Participant's Gross Misconduct, the time of such termination. For purposes of this Plan, "Gross
                        Misconduct" means the Participant has

                             committed fraud, misappropriation, embezzlement, or willful misconduct that has resulted or is likely to result in material harm to the Company or an Eligible Subsidiary;

                             committed or been indicted for or convicted of, or pled guilty or no contest to, any misdemeanor (other than for minor infractions or traffic violations) involving fraud, breach of trust, misappropriation, or other similar activity or otherwise relating to the Company or an Eligible Subsidiary, or any felony; or

                             committed an act of gross negligence or otherwise acted with willful disregard for the Company's or an Eligible Subsidiary's best interests in a manner that has resulted or is likely to result in material harm to the Company or an Eligible Subsidiary.

                             If the Participant has a written employment or other agreement in effect at the time of his termination that specifies "cause" for termination, "Gross Misconduct" for purposes of his termination will refer to "cause" under the employment or other agreement, rather than to the foregoing definition.

  Disability            For Disability, the earlier of (i) the first anniversary
                        of the Participant's termination of employment for Disability and (ii) 30 days after the Participant no longer has a Disability, where "Disability" means the inability to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve months; or

  Death                 The date 24 months after the Participant's death.

                        If exercise is permitted after termination of service-providing relationship, the Award will nevertheless expire as of the date that the former service provider violates any covenant not to compete in effect between the Company or any Eligible Subsidiary and such person. In addition, an Optionee who exercises an Option more than 90 days after termination of employment with the Company and/or an Eligible Subsidiary will only receive ISO treatment to the extent permitted by law, and becoming or remaining an employee of another related company (that is not an Eligible Subsidiary) or an independent contractor to the Company and the Eligible Subsidiaries will not prevent loss of ISO status because of the formal termination of employment.

                        Nothing in this Plan extends the term of an Award beyond the tenth anniversary of its Date of Grant, nor does anything in this AWARD EXPIRATION section make an Award exercisable that has not otherwise become exercisable.

AWARD AGREEMENT         Award Agreements will set forth the terms of each Award
                        and will include such terms and conditions, consistent with the Plan, as the Administrator may determine are necessary or advisable. To the extent the agreement is inconsistent with the Plan, the Plan will govern. The Award Agreements may contain special rules.
                        The Administrator may, but is not required to, issue agreements for Stock Grants.

STOCK SUBJECT TO PLAN   Except as adjusted below under ADJUSTMENTS UPON CHANGES
                        IN CAPITAL STOCK,

                             the aggregate number of shares of Common Stock that may be issued under the Awards (whether ISOs, NQSOs, or Stock Grants) may not exceed 20% percent of the total number of shares of Common Stock outstanding, determined immediately after the grant of the Award;

                             the maximum number of shares that may be subject to ISOs may not exceed 3,487,600; and

                             the maximum number of shares that may be granted under Awards for a single individual in a calendar year may not exceed 1,200,000. (The individual maximum applies only to Awards first made under this Plan and not to Awards made in substitution of a prior employer's options or other incentives, except as Code Section 162(m) otherwise requires.)

                        The Common Stock will come from either authorized but unissued shares or from previously issued shares that the Company reacquires, including shares it purchases on the open market. If any Award expires, is canceled, or terminates for any other reason, the shares of Common Stock available under that Award will again be available for the granting of new Awards (but will be counted against that calendar year's limit for a given individual).

                        No adjustment will be made for a dividend or other right (except a stock dividend) for which the record date precedes the date of exercise.

                        The Participant will have no rights of a stockholder with respect to the shares of stock subject to an Award except to the extent that the Company has issued certificates for, or otherwise confirmed ownership of, such shares upon the exercise of the Award.

                        The Company will not issue fractional shares pursuant to the exercise of an Award, but the Administrator may, in its discretion, direct the Company to make a cash payment in lieu of fractional shares.

PERSON WHO MAY EXERCISE During the Participant's lifetime, only the Participant or his duly appointed guardian or personal representative may exercise the Awards. After his death, his personal representative or any other person authorized under a will or under the laws of descent and distribution may exercise any then exercisable portion of an Award. If someone other than the original recipient seeks to exercise any portion of an Award, the Administrator may request such proof as it may consider necessary or appropriate of the person's right to exercise the Award.

ADJUSTMENTS UPON CHANGES
IN CAPITAL STOCK        Subject to any required action by the Company (which it
                        shall promptly take) or its stockholders, and subject to the provisions of applicable corporate law, if, after the Date of Grant of an Award,

                             the outstanding shares of Common Stock increase or decrease or change into or are exchanged for a different number or kind of security because of any recapitalization, reclassification, stock split, reverse stock split, combination of shares, exchange of shares, stock dividend, or other distribution payable in capital stock, or some other increase or decrease in such Common Stock occurs without the Company's receiving consideration the Administrator may make a proportionate and appropriate adjustment in the number of shares of Common Stock underlying each Award, so that the proportionate interest of the Participant immediately following such event will, to the extent practicable, be the same as immediately before such event. (This adjustment does not apply to Common Stock that the Optionee has already purchased nor to Stock Grants that are already nonforfeitable, except to the extent of similar treatment for most stockholders.) Unless the Administrator determines another method would be appropriate, any such adjustment to an Award will not change the total price with respect to shares of Common Stock underlying the unexercised portion of the Award but will include a corresponding proportionate adjustment in the Award's Exercise Price. The Administrator will make a commensurate change to the maximum number and kind of shares provided in the STOCK SUBJECT TO PLAN section.

                        Any issue by the Company of any class of preferred stock, or securities convertible into shares of common or preferred stock of any class, will not affect, and no adjustment by reason thereof will be made with respect to, the number of shares of Common Stock subject to any Award or the Exercise Price except as this ADJUSTMENTS section specifically provides. The grant of an Award under the Plan will not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure, or to merge or to consolidate, or to dissolve, liquidate, sell, or transfer all or any part of its business or assets.

Substantial
Corporate
Change Upon a Substantial Corporate Change, the Plan and any unexercised Awards will terminate unless provision is made in writing in connection with such transaction for the assumption or continuation of outstanding Awards, or the substitution for such options or grants of any options or grants covering the stock or securities of a successor employer corporation, or a parent or subsidiary of such successor, with appropriate adjustments as to the number and kind of shares of stock and prices, in which event the Awards will continue in the manner and under the terms so provided.

                        Unless the Administrator determines otherwise, if an Award would otherwise terminate under the preceding sentence, Participants who are then Employees, consultants, advisors, independent contractors, Eligible Officers and Eligible Directors will have the right, at such time before the consummation of the transaction causing such termination as the Administrator reasonably designates, upon such reasonable notice as determined by the Administrator, to exercise any unexercised portions of the Award, whether or not they had previously become exercisable. However, unless the Administrator determines otherwise, the acceleration will not occur if it would render unavailable "pooling of interest" accounting for any reorganization, merger, or consolidation of the Company.

                        A Substantial Corporate Change means:

                             the dissolution or liquidation of the Company,

                             merger, consolidation, or reorganization of the Company with one or more corporations in which the Company is not the surviving corporation, the sale of substantially all of the assets of the Company to another corporation, or any transaction (including a merger or
                             reorganization in which the Company survives) approved by the Board that results in any person or entity (other than any affiliate of the Company as defined in Rule 144(a)(1) under the Securities Act, any Company subsidiary, any Company benefit plan, or any underwriter temporarily holding securities for an offering of such securities) owning 100% of the combined voting power of all classes of stock of the Company.

ELIGIBLE
SUBSIDIARY              Eligible Subsidiary means each of the Company's
                        Subsidiaries, except as the Administrator otherwise specifies. For ISO grants, Subsidiary means any corporation (other than the Company) in an unbroken chain of corporations including the Company if, at the time an ISO is granted to a Participant under the Plan, each corporation (other than the last corporation in the unbroken chain) owns stock possessing 50% or more of the total combined voting power of all classes of stock in another corporation in such chain. For ISO purposes, Subsidiary also includes a single-member limited liability company included within the chain described in the preceding sentence. For NQSOs, the Administrator may use a different definition of Subsidiary in its discretion and may include other forms of entity at the same level of equity relationship (or such other level as the Board or the Administrator specifies).

LEGAL COMPLIANCE        The Company will not issue any shares of Common Stock
                        under an Award until all applicable requirements imposed by Federal and state securities and other laws, rules, and regulations, and by any applicable regulatory agencies or stock exchanges, have been fully met. To that end, the Company may require the Participant to take any reasonable action to comply with such requirements before issuing such shares, including compliance with any Company black-out periods or trading restrictions. No provision in the Plan or action taken under it authorizes any action that is otherwise prohibited by Federal or state laws.

                        The Plan is intended to conform to the extent necessary with all provisions of the Securities Act of 1933, as amended (the "Securities Act"), and the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and all regulations and rules the Securities and Exchange Commission issues under those laws. Notwithstanding anything in the Plan to the contrary, the Administrator must administer the Plan, and Awards may be granted and exercised, only in a way that conforms to such laws, rules, and regulations. To the extent permitted by applicable law, the Plan and any Awards will be deemed amended to the extent necessary to conform to such laws, rules, and regulations.

PURCHASE FOR INVESTMENT
AND OTHER RESTRICTIONS  Unless a registration statement under the Securities Act covers the shares of Common Stock a Participant receives upon exercise of his Award, the Administrator may require, at the time of such exercise or receipt of a grant, that the Participant agree in writing to acquire such shares for investment and not for public resale or distribution, unless and until the shares subject to the Award are registered under the Securities Act. Unless the shares are registered under the Securities Act, the Participant must acknowledge:

                             that the shares purchased on exercise of the Award are not so registered, that the Participant may not sell or otherwise transfer the shares unless:

                                 the shares have been registered under the Securities Act in connection with the sale or transfer thereof, or counsel satisfactory to the Company has issued an opinion satisfactory to the Company that the sale or other transfer of such shares is exempt from registration under the Securities Act, and such sale or transfer complies with all other applicable laws, rules, and regulations, including all applicable Federal and state securities laws, rules, and regulations.

                        Additionally, the Common Stock, when issued upon the exercise of an Award, will be subject to any other transfer restrictions, rights of first refusal, and rights of repurchase set forth in or incorporated by reference into other applicable documents, including the Company's articles or certificate of incorporation, by-laws, or generally applicable stockholders' agreements.

                        The Administrator may, in its sole discretion, take whatever additional actions it deems appropriate to comply with such restrictions and applicable laws, including placing legends on certificates and issuing stop-transfer orders to transfer agents and registrars.

TAX WITHHOLDING         The Participant must satisfy all applicable Federal,
                        state, and local income and employment tax withholding requirements before the Company will deliver stock certificates or otherwise recognize ownership upon the exercise of an Award. The Company may decide to satisfy the withholding obligations through additional withholding on salary or wages. If the Company does not or cannot withhold from other compensation, the Participant must pay the Company, with a cashier's check or certified check, the full amounts required by withholding. Payment of withholding obligations is due before the Company issues shares with respect to the Award. If the Administrator so determines, the Participant may instead satisfy the withholding obligations by directing the Company to retain shares from the Award exercise, by tendering previously owned shares, or by attesting to his ownership of shares (with the distribution of net shares).

TRANSFERS, ASSIGNMENTS,
AND PLEDGES             Unless the Administrator otherwise approves in advance
                        in writing for estate planning or other purposes, an Award may not be assigned, pledged, or otherwise transferred in any way, whether by operation of law or otherwise or through any legal or equitable proceedings
                        (including bankruptcy), by the Participant to any person, except by will or by operation of applicable laws of descent and distribution. If necessary to comply with Rule 16b-3 of the Exchange Act, the Participant may not transfer or pledge shares of Common Stock acquired under a Stock Grant or upon exercise of an Option until at least six months have elapsed from (but excluding) the Date of Grant, unless the Administrator approves otherwise in advance in writing. The Administrator may, in its discretion, expressly provide that a Participant may transfer his Award without receiving consideration to (i) members of his immediate family (children, grandchildren, or spouse); (ii) trusts for the benefit of such family members; or (iii) partnerships where the only partners are such family members.

AMENDMENT OR TERMINATION
OF PLAN AND AWARDS            The Board may amend, suspend, or terminate the
                              Plan at any time, without the consent of the Participants or their beneficiaries; provided however, that no amendment will deprive any Participant or beneficiary of any previously declared Award. Except as required by law or by the ADJUSTMENTS UPON CHANGES IN CAPITAL STOCK section, the Board may not, without the Participant's or beneficiary's consent, modify the terms and conditions of an Award so as to adversely affect the Participant. No amendment, suspension, or termination of the Plan will, without the Participant's or beneficiary's consent, terminate or adversely affect any right or obligations under any outstanding Awards.

PRIVILEGES OF STOCK
OWNERSHIP                     No Participant and no beneficiary or other person
                              claiming under or through such Participant will have any right, title, or interest in or to any shares of Common Stock allocated or reserved under the Plan or subject to any award except as to such shares of Common Stock if any, already issued to such Participant.

EFFECT ON OTHER PLANS         Whether exercising or receiving an Award causes
                              the Participant to accrue or receive additional benefits under any pension or other plan is governed solely by the terms of such other plan.

LIMITATIONS ON LIABILITY      Notwithstanding any other provisions of the Plan,
                              no individual acting as an agent of the Company shall be liable to any Participant, former
                              Participant, spouse, beneficiary, or any other person for any claim, loss, liability, or expense incurred in connection with the Plan, nor shall such individual be personally liable because of any contract or other instrument he executes in such other capacity. The Company will indemnify and hold harmless each agent of the Company to whom any duty or power relating to the administration or interpretation of the Plan has been or will be delegated, against any cost or expense (including attorneys' fees) or liability
                              (including any sum paid in settlement of a claim with the Administrator's approval) arising out of any act or omission to act concerning this Plan unless arising out of such person's own fraud or bad faith.

NO EMPLOYMENT CONTRACT        Nothing contained in this Plan constitutes an
                              employment contract between the Company and the Participants. The Plan does not give any Participant any right to be retained in the Company's employ, nor does it enlarge or diminish the Company's right to end the Participant's employment or other relationship with the Company.

APPLICABLE LAW                The laws of the State of Delaware (other than its
                              choice of law provisions) govern this Plan and its interpretation.

DURATION OF PLAN              Unless the Board extends the Plan's term, the
                              Administrator may not grant Awards after June 8, 2008. The Plan will then terminate but will continue to govern unexercised and unexpired
                              Awards.

                                   PROXY CARD
                             SCHOOL SPECIALTY, INC.

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS


      The undersigned appoints Daniel P. Spalding and Mary M. Kabacinski, and each of them, as proxies, each with the power to appoint his or her substitute, and authorizes each of them to represent and to vote, as designated on the reverse side, all of the shares of stock of School Specialty held of record by the undersigned on July 10, 2000 at the 2000 Annual Meeting of Stockholders of School Specialty to be held on August 29, 2000 and at any adjournment thereof.

      THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED "FOR" THE ELECTION OF EACH OF THE INDIVIDUALS NOMINATED TO SERVE AS CLASS II DIRECTORS, "FOR" APPROVAL OF THE PROPOSAL TO CHANGE SCHOOL SPECIALTY'S STATE OF INCORPORATION FROM DELAWARE TO WISCONSIN, "FOR" APPROVAL OF THE PROPOSAL TO AMEND AND RESTATE SCHOOL SPECIALTY'S 1998 STOCK INCENTIVE PLAN AND "FOR" THE RATIFICATION OF THE INDEPENDENT AUDITORS.














                                   (Continued and to be signed on reverse side.)

      PLEASE DATE, SIGN AND MAIL YOUR PROXY CARD BACK AS SOON AS POSSIBLE.
                         ANNUAL MEETING OF STOCKHOLDERS
                             SCHOOL SPECIALTY, INC.
                                 AUGUST 29, 2000

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

1.   ELECT DIRECTORS:
     (To serve until the 2003    1-David J. Vander Zanden   |_| FOR all nominees      |_| WITHHOLD AUTHORITY
     Annual Meeting and until    2-Rochelle Lamm                listed to the left        to vote for all
     their successors are                                       (except as specified      nominees listed
     elected and qualified)                                     below).                   to the left.

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(Instructions:  To withhold authority to vote           -----------------
for any indicated nominee, write the number(s)          |               |
of the nominee(s) in the box provided to the right.     -----------------


2.   CHANGE STATE OF INCORPORATION FROM DELAWARE TO WISCONSIN.

     |_| FOR

     |_| AGAINST

     |_| ABSTAIN

3.   AMEND AND RESTATE SCHOOL SPECIALTY'S 1998 STOCK INCENTIVE PLAN.

     |_| FOR

     |_| AGAINST

     |_| ABSTAIN

4. RATIFY PRICEWATERHOUSECOOPERS LLP AS SCHOOL SPECIALTY'S INDEPENDENT AUDITORS FOR FISCAL 2001.

     |_| FOR

     |_| AGAINST

     |_| ABSTAIN

5. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING (AND ANY ADJOURNMENT THEREOF).

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

     No. of Shares  ________

                                                     Date: __________________________
     Check appropriate box
     Indicate changes below:                         ________________________________________________________
                                                                    (Signature of Stockholder)
     Address Change?  |_|  Name Change?  |_|
                                                     ________________________________________________________
                                                              (Signature of Stockholder - if held jointly)

                                                     Please sign exactly as name appears hereon. When shares
                                                     are held by joint tenants, both should sign. When
                                                     signing as attorney, executor, administrator, trustee or
                                                     guardian, please give full title as such. If a
                                                     corporation, please sign in full corporate name by
                                                     President or other authorized officer.  If a partnership,
                                                     please sign in partnership name by authorized person.

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